--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  SMITH BARNEY
                                INVESTMENT GRADE
                                    BOND FUND
--------------------------------------------------------------------------------

               CLASSIC SERIES | ANNUAL REPORT | DECEMBER 31, 2001

                [LOGO] Smith Barney
                       Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

             -------------------------------------------------------
             NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
             -------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[PHOTO OMITTED]

JAMES E. CONROY,
PORTFOLIO MANAGER

[LOGO] Classic Series

--------------------------------------------------------------------------------

Annual Report . December 31, 2001

SMITH BARNEY INVESTMENT
GRADE BOND FUND

--------------------------------------------------------------------------------
JAMES E. CONROY
--------------------------------------------------------------------------------

James E. Conroy has more than 24 years of securities business experience.

Education: BA in Economics from Muhlenberg College.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks a high level of current income and preservation of capital by investing principally in "investment-grade" fixed-income securities that are diversified across a range of issues, industries and maturity dates. Investment-grade securities are those with credit ratings within the four highest categories as evaluated by a major credit rating service.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
January 4, 1982

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
24 Years

                             CLASS A           CLASS B          CLASS L
--------------------------------------------------------------------------------
NASDAQ                        HGPBA             HGBPB            HGBPL
--------------------------------------------------------------------------------
INCEPTION                    11/6/92           1/4/82           2/26/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of December 31, 2001

                                                 Without Sales Charges(1)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                     9.70%          9.17%          9.28%
--------------------------------------------------------------------------------
Five-Year                                    7.09           6.55           6.60
--------------------------------------------------------------------------------
Ten-Year                                      N/A           7.82            N/A
--------------------------------------------------------------------------------
Since Inception+                             8.51          10.55           7.13
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)

                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
One-Year                                     4.79%          4.67%          7.18%
--------------------------------------------------------------------------------
Five-Year                                    6.10           6.39           6.39
--------------------------------------------------------------------------------
Ten-Year                                      N/A           7.82            N/A
--------------------------------------------------------------------------------
Since Inception+                             7.97          10.55           7.00
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

+ Inception dates for Class A, B and L shares are November 6, 1992, January 4, 1982 and February 26, 1993, respectively.

--------------------------------------------------------------------------------

What's Inside

Letter to Our Shareholders ................................................    1
Historical Performance ....................................................    4
Fund at a Glance ..........................................................    7
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   13
Statement of Operations ...................................................   14
Statements of Changes in Net Assets .......................................   15
Notes to Financial Statements .............................................   16
Financial Highlights ......................................................   20
Independent Auditors' Report ..............................................   22
Additional Information ....................................................   23
Tax Information ...........................................................   24

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

--------------------------------------------------------------------------------
  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
--------------------------------------------------------------------------------

Dear Shareholder,

We are pleased to provide this annual report for the Smith Barney Investment Grade Bond Fund ("Portfolio") for the year ended December 31, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Performance Update

For the year ended December 31, 2001, the Portfolio's Class A shares returned 9.70%, without sales charges. In comparison, the Lehman Brothers Long Term Corporate Bond Index ("Lehman Index")(1) and Salomon Smith Barney Corporate Index 10+ ("SSB Corporate Index")(2) returned 12.25% and 13.29%, respectively, for the same period. The Portfolio's Lipper, Inc. ("Lipper")(3) peer group of corporate A-rated debt funds returned 7.47% for the same period. Past performance is not indicative of future results.

Investment Strategy

The Portfolio seeks as high a level of current income as is consistent with prudent investment management and preservation of capital by investing primarily in investment-grade(4) fixed-income securities. These are securities rated by a national ratings organization within one of the top four categories or, if unrated, judged by the manager to be of comparable credit quality. The Portfolio also may invest in U.S. government securities and U.S. dollar-denominated fixed-income securities of foreign issuers. The Portfolio may invest in securities having any maturity.

The Portfolio completed a successful year of outperforming its peer-group category while maintaining a competitive return versus its benchmark. The objective was to maximize the return versus the benchmark and adopt a maturity profile that was similar to the peer group. The risk-adjusted returns reflected this philosophy:


                          Maturity         Total Return      Return/Maturity
                          --------          ----------       --------------
          Benchmark        25.24 yr             12.25%            0.49
          Portfolio        20.64                 9.70             0.52

Throughout the year, the most notable deviation from the benchmark in sector selection was utilities. Our underweighting reflected the belief that Treasuries were a better alternative given our interest-rate outlook and the potential problems within the energy sector.

Market Update and Outlook

As 2001 began, the economy as measured by Gross Domestic Product ("GDP") was growing at a very strong pace. Despite the fact that stock investors were not faring as well, the general belief was that valuations would resume their upward trend after a brief sideways movement. This euphoric attitude set the tone for the events later in the year. No sooner had the New Year begun than the U.S. Federal Reserve Board ("Fed") eased monetary policy by 50 basis points(5), or 0.50%, on January 3,

----------
(1) The Lehman Index is composed of all publicly issued, fixed-rate, non-convertible and dollar-denominated investment-grade corporate debt from a diverse range of industries with an average maturity of approximately 23 years. Please note that an investor cannot invest directly in an index.
(2) The SSB Corporate Index is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years. Please note that an investor cannot invest directly in an index.
(3)   Lipper is an independent mutual-fund tracking organization.
(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
(5)   A basis point is 0.01%, or one one-hundredth of a percent.


1  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

2001. The action was taken to "provide temporary relief" to signs of economic weakness. Few imagined that this would be the first of 11 easings during the year, taking the cost of interbank borrowing from 6.50% to 1.75% by December.

After registering a quarterly year-over-year high of 5.2% in the second quarter of 2000, growth as measured by GDP continued to moderate throughout 2001. Most economists declared the recession official in the third quarter. In spite of this, housing starts and sales remained vibrant and inflation was trending lower. These crosscurrents only served to confuse investor strategy.

While consumer sentiment is typically driven by work-related conditions, no one could have imagined that September 11 would change the attitude of many Americans, and perhaps the world. The television images of that day not only shocked and saddened citizens, but instilled a paranoia and melancholy that resulted in an immediate economic shutdown. A brief spending binge in October prompted by attractive auto financing was overshadowed by media stories of corporate layoffs and the need for economic stimulus from Washington. The question facing government officials was, "What type and degree of policy stimulus would convince Americans to spend?" The question remains unanswered.

Interest rates during the year followed a two-dimensional pattern. Short maturities (three months to two years) followed a fairly simultaneous downward trend with Fed policy moves. Longer dated U.S. Treasury securities (five to 30 years) experienced unprecedented levels of volatility. Fluctuating gasoline prices, the Treasury's surprise abolishment of the 30-year security auction, the Enron bankruptcy and the events of September 11 were just a few of the variables contributing to investor confusion. The table below highlights the year:

                          U.S. Treasury Security Yields

                          12/31/01      12/31/00       High           Low
                          --------      --------      ------         ------
      3 month               1.72%         5.89%        5.89%          1.67%
      2 year                3.23          5.09         5.10           2.30
      5 year                4.53          4.97         5.05           3.46
      10 year               5.21          5.11         5.51           4.18
      30 year               5.62          5.46         5.91           4.79

Latent fears and uncertainties will continue to present major hurdles for consumers. While the administration has received high marks for its handling of the war on terrorism, the public's desire and willingness to conduct "business as usual" is in question. It is this reluctance that leads us to believe that interest rates will remain historically low for a longer period than most expect. A meaningful economic recovery may not begin until the third quarter of 2002. We expect 10- and 30-year Treasuries will fluctuate between 4.75% and 5.75%. We also believe that investment returns on fixed-income spread product(6) (mortgage-backed securities, corporate bonds) will be stellar in 2002. In addition, in our view, it will be imperative for investment managers to scrutinize a company's creditworthiness on a more frequent basis, as economic conditions remain uncertain.

----------
(6) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

2  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

During the year, performance barometers fluctuated dramatically, corresponding with interest-rate movements. Mortgage-backed securities and corporate bonds outperformed similar-maturity Treasuries. The accompanying table illustrates the variance in investment returns:

            Treasuries              Mortgages               Corporates
            ----------              ---------               ----------
          2 year     7.91%            8.22%              1-5 year        9.96%
          5 year     7.51                               5-10 year       10.12
         10 year     4.26                                10+ year       12.54
         30 year     3.55

Thank you for investing in the Smith Barney Investment Grade Bond Fund.

Sincerely,


/s/ Heath B. McLendon                  /s/ James E. Conroy

Heath B. McLendon                      James E. Conroy
Chairman                               Vice President and Investment Officer

January 28, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 8 through 11 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2001 and is subject to change.

3  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                             Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)+
=============================================================================================================
12/31/01                   $11.73        $12.10          $0.74        $0.00          $0.00           9.70%
-------------------------------------------------------------------------------------------------------------
12/31/00                    11.22         11.73           0.72         0.00           0.00          11.36
-------------------------------------------------------------------------------------------------------------
12/31/99                    13.12         11.22           0.73         0.00           0.01          (9.09)
-------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.12           0.76         0.37           0.00           8.30
-------------------------------------------------------------------------------------------------------------
12/31/97                    12.27         13.19           0.80         0.28           0.00          17.10
-------------------------------------------------------------------------------------------------------------
12/31/96                    13.25         12.27           0.76         0.12           0.00          (0.47)
-------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.25           0.89         0.16           0.00          35.29
-------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.86         0.31           0.03          (8.95)
-------------------------------------------------------------------------------------------------------------
12/31/93                    11.89         13.01           0.89         0.14           0.00          18.45
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/92      11.67         11.89           0.14         0.00           0.01           3.25++
=============================================================================================================
Total                                                    $7.29        $1.38          $0.05
=============================================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                            Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)+
=============================================================================================================
12/31/01                   $11.71        $12.08          $0.68        $0.00          $0.00           9.17%
-------------------------------------------------------------------------------------------------------------
12/31/00                    11.21         11.71           0.66         0.00           0.00          10.73
-------------------------------------------------------------------------------------------------------------
12/31/99                    13.09         11.21           0.66         0.00           0.01          (9.44)
-------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.09           0.72         0.37           0.00           7.72
-------------------------------------------------------------------------------------------------------------
12/31/97                    12.29         13.19           0.75         0.28           0.00          16.44
-------------------------------------------------------------------------------------------------------------
12/31/96                    13.25         12.29           0.68         0.12           0.00          (0.89)
-------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.25           0.83         0.16           0.00          34.63
-------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.80         0.31           0.03          (9.41)
-------------------------------------------------------------------------------------------------------------
12/31/93                    11.89         13.01           0.83         0.14           0.00          18.06
-------------------------------------------------------------------------------------------------------------
12/31/92                    11.80         11.89           0.83         0.00           0.03           8.36
=============================================================================================================
Total                                                    $7.44        $1.38          $0.07
=============================================================================================================

4  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

===============================================================================
Historical Performance -- Class L Shares
================================================================================

                             Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)+
=============================================================================================================
12/31/01                   $11.69        $12.06          $0.69        $0.00          $0.00           9.28%
-------------------------------------------------------------------------------------------------------------
12/31/00                    11.19         11.69           0.67         0.00           0.00          10.81
-------------------------------------------------------------------------------------------------------------
12/31/99                    13.07         11.19           0.66         0.00           0.01          (9.44)
-------------------------------------------------------------------------------------------------------------
12/31/98                    13.18         13.07           0.74         0.37           0.00           7.83
-------------------------------------------------------------------------------------------------------------
12/31/97                    12.30         13.18           0.77         0.28           0.00          16.41
-------------------------------------------------------------------------------------------------------------
12/31/96                    13.26         12.30           0.69         0.12           0.00          (0.83)
-------------------------------------------------------------------------------------------------------------
12/31/95                    10.67         13.26           0.83         0.16           0.00          34.74
-------------------------------------------------------------------------------------------------------------
12/31/94                    13.01         10.67           0.80         0.31           0.03          (9.41)
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93      12.56         13.01           0.69         0.14           0.00          10.38++
=============================================================================================================
Total                                                    $6.54        $1.38          $0.04
=============================================================================================================

================================================================================
Historical Performance -- Class Y Shares
================================================================================

                             Net Asset Value
                         -----------------------
                         Beginning         End           Income    Capital Gain      Return        Total
Year Ended                of Year        of Year       Dividends   Distributions   of Capital     Returns(1)+
=============================================================================================================
12/31/01                   $11.72        $12.09          $0.78        $0.00          $0.00          10.07%
-------------------------------------------------------------------------------------------------------------
12/31/00                    11.22         11.72           0.76         0.00           0.00          11.66
-------------------------------------------------------------------------------------------------------------
12/31/99                    13.11         11.22           0.77         0.00           0.01          (8.68)
-------------------------------------------------------------------------------------------------------------
12/31/98                    13.19         13.11           0.82         0.37           0.00           8.66
-------------------------------------------------------------------------------------------------------------
12/31/97                    12.28         13.19           0.85         0.28           0.00          17.44
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/96      13.03         12.28           0.72         0.12           0.00           1.01++
-------------------------------------------------------------------------------------------------------------
Total                                                    $4.70        $0.77          $0.01
-------------------------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

5  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Average Annual Total Returns+
================================================================================

                                                Without Sales Charges(1)
                                        ----------------------------------------
                                        Class A    Class B    Class L    Class Y
================================================================================
Year Ended 12/31/01                      9.70%       9.17%     9.28%      10.07%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                7.09        6.55      6.60        7.45
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                  N/A        7.82       N/A         N/A
--------------------------------------------------------------------------------
Inception* through 12/31/01              8.51       10.55      7.13        6.46
================================================================================

                                                  With Sales Charges(2)
                                        ----------------------------------------
                                        Class A    Class B    Class L    Class Y
================================================================================
Year Ended 12/31/01                      4.79%       4.67%     7.18%      10.07%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                6.10        6.39      6.39        7.45
--------------------------------------------------------------------------------
Ten Years Ended 12/31/01                  N/A        7.82       N/A         N/A
--------------------------------------------------------------------------------
Inception* through 12/31/01              7.97       10.55      7.00        6.46
--------------------------------------------------------------------------------

================================================================================
Cumulative Total Returns+
================================================================================

                                                  Without Sales Charges(1)
================================================================================
Class A (Inception* through 12/31/01)                    111.14%
--------------------------------------------------------------------------------
Class B (12/31/91 through 12/31/01)                      112.26
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/01)                     83.87
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/01)                     44.69
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 6, 1992, January 4, 1982, February 26, 1993 and February 7, 1996, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.

6  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Smith Barney Investment Grade Bond Fund at a Glance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Investment Grade Bond Fund vs. the Lipper Corporate Debt A-Rated Average, Lehman Brothers Long Term Corporate Bond Index and the Salomon Smith Barney Corporate Index 10+

--------------------------------------------------------------------------------
                          December 1991-- December 2001

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar chart in the printed material.]

         Smith Barney      Lehman Brothers      Salomon Smith   Lipper Corporate
       Investment Grade  Long Term Corporate  Barney Corporate    Debt A-Rated
           Bond Fund         Bond Index          Index 10+          Average
       ----------------  -------------------  ----------------  ----------------
  12/91      10000             10000               10000             10000
  12/92      10836             11685               10992             10934
  12/93      12793             13569               12557             12426
  12/94      11587             13051               11835             11710
  12/95      15599             15526               15161             14980
  12/96      15460             18108               15463             15055
  12/97      18001             19629               17545             16435
  12/98      19390             21400               19143             18014
  12/99      17560             20163               18035             17540
  12/00      19443             22020               19668             19253
12/2001      21226             24717               22281             20686

+ Hypothetical illustration of $10,000 invested in Class B shares on December 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2001. The Salomon Smith Barney Corporate Index 10+ is a broad-based unmanaged index of investment-grade corporate bonds with maturities of ten years or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lehman Brothers Long Term Corporate Bond Index is a broad based unmanaged index of investment-grade corporate bonds. The Lipper Corporate Debt A-Rated Average is composed of the Portfolio's peer group of 181 mutual funds as of December 31, 2001. The performance of the Portfolio's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
                           Industry Diversification*++
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

        Aerospace and Defense                7.3%
        Automotive                           4.3%
        Electronics/Computers                4.5%
        Finance                              8.5%
        Foods                                6.4%
        Insurance                            7.8%
        Multimedia                           5.9%
        Oil and Gas                          5.6%
        Telecommunications                   9.2%
        Transportation                       6.7%
        Other                               33.8%

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings++
--------------------------------------------------------------------------------

                       Standard             Percentage of Total
      Moody's          & Poor's           Corporate Bonds & Notes
      -------          --------           -----------------------
       Aaa                AAA                        9.1%
       Aa                 AA                        15.7
        A                  A                        37.7
       Baa                BBB                       34.6
       Ba                 BB                         2.9
                                                   -----
                                                   100.0%
                                                   =====

*     As a percentage of total corporate bonds and notes.
++ Please note that Portfolio holdings are as of December 31, 2001 and are subject to change.


7  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2001
================================================================================

     FACE
    AMOUNT  RATING(a)                           SECURITY                                           VALUE
===========================================================================================================
CORPORATE BONDS AND NOTES -- 87.6%

Aerospace and Defense -- 6.4%
$10,000,000   AA-    The Boeing Co., Debentures, 6.875% due 10/15/43                           $  9,749,620
  7,500,000   Baa2*  Loral Corp., Debentures, 7.000% due 9/15/23                                  7,179,533
  6,000,000   BBB-   Northrop Grumman Corp., Debentures 7.750% due 3/1/16                         6,422,370
  5,000,000   BBB-   Raytheon Co., Debentures, 7.200% due 8/15/27                                 5,115,975
 10,000,000   A+     United Technologies Corp., Debentures, 7.500% due 9/15/29                   11,056,690
-----------------------------------------------------------------------------------------------------------
                                                                                                 39,524,188
-----------------------------------------------------------------------------------------------------------
Agricultural Equipment -- 0.9%
  5,000,000   A      Deere & Co., Debentures, 8.100% due 5/15/30                                  5,608,725
-----------------------------------------------------------------------------------------------------------
Airlines -- 1.4%
  7,500,000   BB-    AMR Corp., Debentures, 9.000% due 9/15/16                                    6,411,600
  2,600,000   A      Southwest Airlines Co., Debentures, 7.375% due 3/1/27                        2,251,657
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,663,257
-----------------------------------------------------------------------------------------------------------
Automotive -- 3.8%
 10,000,000   A3*    DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27                         9,513,960
  5,000,000   A3*    Ford Motor Co., Notes, 7.450% due 7/16/31                                    4,593,815
 10,000,000   A2*    General Motors Corp., Debentures, 5.850% due 1/14/09                         9,411,620
-----------------------------------------------------------------------------------------------------------
                                                                                                 23,519,395
-----------------------------------------------------------------------------------------------------------
Banking -- 3.6%
 10,000,000   AA-    Abbey National PLC, Sub. Debentures, 7.950% due 10/26/29                    11,368,500
  5,000,000   A2*    First Union Corp., Sub. Debentures, 7.500% due 4/15/35                       5,326,985
  5,000,000   AAA    Landesbank Baden-Wuerttemberg, Sub. Notes, 7.625% due 2/1/23                 5,522,590
-----------------------------------------------------------------------------------------------------------
                                                                                                 22,218,075
-----------------------------------------------------------------------------------------------------------
Basic Materials -- 1.3%
  6,000,000   BBB-   Georgia-Pacific Group, Notes, 8.875% due 5/15/31                             5,894,220
  2,000,000   BBB-   Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                             1,962,156
-----------------------------------------------------------------------------------------------------------
                                                                                                  7,856,376
-----------------------------------------------------------------------------------------------------------
Beverages -- 2.8%
  5,000,000   A+     Anheuser Busch Cos., Inc., Debentures, 6.750% due 12/15/27                   5,219,030
  5,000,000   A      Coca Cola Enterprises, Inc., Debentures, 6.750% due 9/15/28                  5,083,205
  6,880,000   A+     Grand Metro Investment Corp., Company Guaranteed, 7.450% due 4/15/35         7,425,164
-----------------------------------------------------------------------------------------------------------
                                                                                                 17,727,399
-----------------------------------------------------------------------------------------------------------
Chemicals -- 0.8%
  5,000,000   A      Union Carbide Corp., Debentures, 6.790% due 6/1/25                           5,279,715
-----------------------------------------------------------------------------------------------------------
Consumer Sundries -- 0.8%
  5,000,000   AA-    Procter & Gamble Co., Debentures, 6.450% due 1/15/26                         5,021,275
-----------------------------------------------------------------------------------------------------------
Drugs -- 1.4%
  3,435,000   AA     Eli Lilly & Co., Notes, 7.125% due 6/1/25                                    3,714,595
  5,000,000   AA-    Pharmacia Corp., Debentures, 6.600% due 12/1/28                              5,066,245
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,780,840
-----------------------------------------------------------------------------------------------------------
Electric Utilities -- 2.4%
  5,000,000   Baa2*  DPL Inc., Bonds, 8.125% due 9/1/31                                           4,649,295
  5,000,000   BBB-   Mirant Americas Generation, Sr. Notes, 8.300% due 5/1/11                     4,631,815
  5,000,000   Baa1*  PSEG Power LLC, Company Guaranteed, 8.625% due 4/15/31                       5,568,240
-----------------------------------------------------------------------------------------------------------
                                                                                                 14,849,350
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

8  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

     FACE
    AMOUNT      RATING(a)                         SECURITY                                       VALUE
==========================================================================================================
Electronics/Computers -- 3.9%
$ 4,000,000   Baa1*  Corning Inc., Debentures, 6.850% due 3/1/29                               $  2,990,940
  5,000,000   A3*    Dell Computer Corp., Debentures, 7.100% due 4/15/28                          4,708,130
 10,000,000   A+     International Business Machines Corp., Debentures, 8.375% due 11/1/19       11,910,510
  5,000,000   A3*    Motorola, Inc., Debentures, 6.500% due 9/1/25                                4,965,375
-----------------------------------------------------------------------------------------------------------
                                                                                                 24,574,955
-----------------------------------------------------------------------------------------------------------
Finance -- 7.4%
  5,000,000   Aa3*   Bank of America Corp., Sub. Notes, 7.400% due 1/15/11                        5,369,980
  5,000,000   BBB+   Countrywide Capital III, Series B, Company Guaranteed, 8.050% due 6/15/27    5,169,770
  5,000,000   A2*    Ford Motor Credit Co., Sr. Notes, 5.800% due 1/12/09                         4,556,300
  5,000,000   A+     Goldman Sachs Group, Inc., Notes, 7.350% due 10/1/09                         5,277,755
  5,000,000   A      Lehman Brothers Holdings, Inc., Sr. Notes, 8.800% due 3/1/15                 5,764,005
 10,000,000   AA-    Merrill Lynch & Co., Debentures, 6.750% due 6/1/28                           9,718,550
  5,000,000   Baa2*  PEMEX Project, Company Guaranteed, 9.125% due 10/13/10                       5,312,500
  4,530,000   AA-    State Street Corp., Notes, 7.350% due 6/15/26                                4,893,841
-----------------------------------------------------------------------------------------------------------
                                                                                                 46,062,701
-----------------------------------------------------------------------------------------------------------
Food Chains -- 0.8%
  5,000,000   Aa3*   McDonald's Corp., Debentures, 6.375% due 1/8/28                              4,872,365
-----------------------------------------------------------------------------------------------------------
Foods -- 5.6%
  5,000,000   A+     Archer-Daniels-Midland Co., Debentures, 8.125% due 6/1/12                    5,725,755
  5,700,000   A      Campbell Soup Co., Debentures, 8.875% due 5/1/21                             6,928,151
  5,000,000   BBB+   Conagra Foods, Inc., Sr. Notes, 6.700% due 8/1/27                            5,124,125
  6,000,000   AAA    Ralston Purina Co., Debentures, 8.125% due 2/1/23                            7,232,376
                     Tyson Foods Inc., Notes:
  5,000,000   BBB      8.250% due 10/1/11 (b)                                                     5,304,025
  5,000,000   BBB      7.000% due 1/15/28                                                         4,416,795
-----------------------------------------------------------------------------------------------------------
                                                                                                 34,731,227
-----------------------------------------------------------------------------------------------------------
Forestry Products -- 1.7%
  5,000,000   BBB    Champion International Corp., Debentures, 7.200% due 11/1/26                 5,158,305
  5,000,000   A-     Willamette Industries, Inc., Debentures, 7.350% due 7/1/26                   5,236,730
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,395,035
-----------------------------------------------------------------------------------------------------------
Insurance -- 6.9%
 10,000,000   AAA    American General Corp., Debentures, 7.500% due 7/15/25                      10,937,440
  7,000,000   BB+    Fairfax Financial Holdings, Ltd., Notes, 8.250% due 10/1/15                  4,545,478
  5,000,000   AAA    Florida Windstorm Underwriting Association, Secured, 7.125%
                       due 2/25/19(b)                                                             5,139,740
  5,000,000   AA+    John Hancock Global Funding II, Notes, 7.900% due 7/2/10 (b)                 5,573,965
  5,000,000   A-     Liberty Mutual Insurance, Notes, 7.697% due 10/15/97 (b)                     3,832,105
  1,000,000   A1*    MetLife, Inc., Sr. Notes, 6.125% due 12/1/11                                   992,924
  5,000,000   A-     The MONY Group, Inc., Sr. Notes, 8.350% due 3/15/10                          5,230,595
  6,000,000   A-     Royal & Sun Alliance Insurance Group PLC, Company Guaranteed,
                       8.950% due 10/15/29                                                        6,395,634
-----------------------------------------------------------------------------------------------------------
                                                                                                 42,647,881
-----------------------------------------------------------------------------------------------------------
Manufacturing -- 3.5%
  5,000,000   AA-    Illinois Tool Works Inc., Notes, 5.750% due 3/1/09                           5,011,740
  5,000,000   A      PPG Industries, Inc., Debentures, 9.000% due 5/1/21                          5,803,860
  5,000,000   A      Tyco International Group SA, Company Guaranteed, 6.875% due 1/15/29          4,810,995
  5,000,000   BBB+   USX Corp., Debentures, 9.125% due 1/15/13                                    5,915,815
-----------------------------------------------------------------------------------------------------------
                                                                                                 21,542,410
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

9  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

     FACE
    AMOUNT      RATING(a)                         SECURITY                                       VALUE
==========================================================================================================
Medical Specialties -- 1.7%
$10,000,000   AAA    Johnson & Johnson, Debentures, 6.950% due 9/1/29                          $ 10,793,230
-----------------------------------------------------------------------------------------------------------
Multimedia -- 5.2%
  6,000,000   BBB-   Liberty Media Group, Inc., Debentures, 8.500% due 7/15/29                    5,845,680
                     News America Holdings Inc., Company Guaranteed:
  5,000,000   BBB-     8.500% due 2/23/25                                                         5,489,920
  5,000,000   BBB-     7.750% due 12/1/45                                                         4,652,750
 10,000,000   BBB+   Time Warner, Inc., Company Guaranteed, 7.570% due 2/1/24                    10,450,590
  5,000,000   A-     Westinghouse Electric Co., Debentures, 8.625% due 8/1/12                     5,790,870
-----------------------------------------------------------------------------------------------------------
                                                                                                 32,229,810
-----------------------------------------------------------------------------------------------------------
Oil and Gas -- 4.9%
 10,000,000   BBB    El Paso Corp., Sr. Notes, 6.750% due 5/15/09                                 9,799,040
  5,000,000   A-     Halliburton Co., Notes, 6.750% due 2/1/27                                    4,541,940
  5,000,000   A      Norsk Hydro A/S, Debentures, 9.000% due 4/15/12                              5,945,790
  5,000,000   A3*    Tosco Corp., Debentures, 7.800% due 1/1/27                                   5,516,220
  5,000,000   BBB    The Williams Cos., Inc., Notes, 7.625% due 7/15/19                           4,939,535
-----------------------------------------------------------------------------------------------------------
                                                                                                 30,742,525
-----------------------------------------------------------------------------------------------------------
Physical Therapy -- 1.0%
  6,000,000   BBB-   HEALTHSOUTH Corp., Notes, 8.500% due 2/1/08                                  6,270,000
-----------------------------------------------------------------------------------------------------------
Publishing -- 0.7%
  5,000,000   A      Knight-Ridder Inc., Debentures, 6.875% due 3/15/29                           4,577,985
-----------------------------------------------------------------------------------------------------------
Retirement/Aged Care -- 1.2%
  7,000,000   AA     AARP, Bonds, 7.500% due 5/1/31 (b)                                           7,576,527
-----------------------------------------------------------------------------------------------------------
Services -- 0.9%
  6,000,000   BBB+   Sabre Holdings Corp., Notes, 7.350% due 8/1/11                               5,661,612
-----------------------------------------------------------------------------------------------------------
Sovereign Debt -- 2.0%
  5,000,000   A+     Province of Saskatchewan, Debentures, 8.000% due 2/1/13                      5,821,520
  5,000,000   Baa3*  United Mexican States, Bonds, 11.500% due 5/15/26                            6,382,500
-----------------------------------------------------------------------------------------------------------
                                                                                                 12,204,020
-----------------------------------------------------------------------------------------------------------
Supra National Entity -- 0.7%
 26,290,000   AAA    International Bank of Reconstruction and Development,
                       zero coupon bond to yield 7.845% due 7/15/29                               4,397,081
-----------------------------------------------------------------------------------------------------------
Telecommunications -- 8.1%
  5,000,000   A3*    AT&T Corp., Notes, 6.500% due 3/15/29                                        4,321,010
  5,000,000   BBB    AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31                    5,683,150
  7,140,000   Aa2*   Bellsouth Telecommunications, Inc., Debentures, 7.000% due 10/1/25           7,451,318
  8,095,000   BBB+   Qwest Capital Funding Inc., Bonds, 7.625% due 8/3/21 (b)                     7,740,674
 10,000,000   BBB+   Sprint Capital Corp., Company Guaranteed, 6.875% due 11/15/28                9,217,030
  5,000,000   A      Vodafone Group PLC, Notes, 7.750% due 2/15/10                                5,499,845
                     WorldCom Inc.:
  5,000,000   A3*      Bonds, 8.250% due 5/15/31                                                  5,300,390
  5,000,000   A3*      Sr. Notes, 7.750% due 4/1/27                                               5,180,145
-----------------------------------------------------------------------------------------------------------
                                                                                                 50,393,562
-----------------------------------------------------------------------------------------------------------
Transportation -- 5.8%
 10,000,000   BBB    CSX Corp., Notes, 6.250% due 10/15/08                                       10,058,460
  6,000,000   BB     Delta Air Lines Inc., Notes, 8.300% due 12/15/29                             4,832,706
  5,000,000   BBB    Federal Express Corp., Notes, 9.650% due 6/15/12                             5,860,095

                       See Notes to Financial Statements.

10  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2001
================================================================================

     FACE
    AMOUNT      RATING(a)                         SECURITY                                       VALUE
==========================================================================================================
Transportation -- 5.8% (continued)
$ 5,000,000   Baa1*  Norfolk Southern Corp., Bonds, 7.700% due 5/15/17                         $  5,470,255
  4,000,000   BBB-   Union Pacific Corp., Debentures, 7.000% due 2/1/16                           4,164,760
  5,000,000   AAA    United Parcel Service, Inc., Series B, Debentures, 8.375% due 4/1/20         5,832,330
-----------------------------------------------------------------------------------------------------------
                                                                                                 36,218,606
-----------------------------------------------------------------------------------------------------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $529,818,448)                                                     544,940,127
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECTOR -- 11.1%

U.S. Government Agencies -- 7.8%
  1,355,376          Federal National Mortgage Association (FNMA), 6.500% due 9/1/28 - 1/1/29     1,362,128
                     Government National Mortgage Association (GNMA):
 22,239,157            6.500% due 3/15/28 - 3/15/29                                              22,367,054
 24,970,248            6.000% due 11/15/31                                                       24,525,466
-----------------------------------------------------------------------------------------------------------
                                                                                                 48,254,648
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations -- 3.3%
                     U.S. Treasury Strips:
 25,000,000            Zero coupon due 8/15/13                                                   12,892,375
 30,000,000            Zero coupon due 11/15/24                                                   7,754,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 20,647,125
-----------------------------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT SECTOR
                     (Cost -- $69,540,192)                                                       68,901,773
===========================================================================================================
REPURCHASE AGREEMENT -- 1.3%
  8,470,000          Goldman Sachs & Co., 1.680% due 1/2/02; Proceeds at maturity --
                       $8,470,791; (Fully collateralized by U.S. Treasury Bills,
                       Notes, Bonds and Inflation-Indexed Notes, 0.000% to 14.250% due
                       1/10/02 to 8/15/27; Market value -- $8,681,667) (Cost -- $8,470,000)       8,470,000
===========================================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $607,828,640**)                                                  $622,311,900
===========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except for those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 12 for definitions of ratings.

                       See Notes to Financial Statements.

11  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


12  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2001
================================================================================

ASSETS:
    Investments, at value (Cost -- $607,828,640)                        $ 622,311,900
    Cash                                                                          453
    Receivable for Fund shares sold                                         5,082,914
    Interest receivable                                                    11,408,667
-------------------------------------------------------------------------------------
    Total Assets                                                          638,803,934
-------------------------------------------------------------------------------------

LIABILITIES:
    Payable for Fund shares purchased                                         847,267
    Investment advisory fee payable                                           240,432
    Administration fee payable                                                103,830
    Distribution fees payable                                                  57,878
    Accrued expenses                                                           84,196
-------------------------------------------------------------------------------------
    Total Liabilities                                                       1,333,603
-------------------------------------------------------------------------------------
Total Net Assets                                                        $ 637,470,331
=====================================================================================

NET ASSETS:
    Par value of capital shares                                         $      52,710
    Capital paid in excess of par value                                   639,730,930
    Overdistributed net investment income                                     (58,278)
    Accumulated net realized loss from security transactions              (16,738,291)
    Net unrealized appreciation of investments                             14,483,260
-------------------------------------------------------------------------------------
Total Net Assets                                                        $ 637,470,331
=====================================================================================
Shares Outstanding:
    Class A                                                                23,791,921
    ---------------------------------------------------------------------------------
    Class B                                                                13,374,614
    ---------------------------------------------------------------------------------
    Class L                                                                 3,246,484
    ---------------------------------------------------------------------------------
    Class Y                                                                12,296,487
    ---------------------------------------------------------------------------------
Net Asset Value:
    Class A (and redemption price)                                      $       12.10
    ---------------------------------------------------------------------------------
    Class B *                                                           $       12.08
    ---------------------------------------------------------------------------------
    Class L **                                                          $       12.06
    ---------------------------------------------------------------------------------
    Class Y (and redemption price)                                      $       12.09
    ---------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 4.71% of net asset value per share)   $       12.67
    ---------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)   $       12.18
=====================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

13  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2001
================================================================================

INVESTMENT INCOME:
    Interest                                                                      $ 41,257,297
----------------------------------------------------------------------------------------------

EXPENSES:
    Investment advisory fee (Note 2)                                                 2,588,478
    Distribution fees (Note 2)                                                       2,001,201
    Administration fee (Note 2)                                                      1,145,259
    Shareholder and system servicing fees                                              298,532
    Shareholder communications                                                          64,160
    Registration fees                                                                   62,171
    Audit and legal                                                                     42,829
    Directors' fees                                                                     35,746
    Custody                                                                             21,624
    Other                                                                                7,301
----------------------------------------------------------------------------------------------
    Total Expenses                                                                   6,267,301
----------------------------------------------------------------------------------------------
Net Investment Income                                                               34,989,996
----------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
    Realized Gain From Security Transactions (excluding short-term securities):
      Proceeds from sales                                                          221,082,778
      Cost of securities sold                                                      217,464,052
----------------------------------------------------------------------------------------------
    Net Realized Gain                                                                3,618,726
----------------------------------------------------------------------------------------------
    Increase in Net Unrealized Appreciation (Note 1)                                13,448,733
----------------------------------------------------------------------------------------------
Net Gain on Investments                                                             17,067,459
----------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                            $ 52,057,455
==============================================================================================

                       See Notes to Financial Statements.

14  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets             For the Years Ended December 31,
================================================================================

                                                                            2001             2000
======================================================================================================
OPERATIONS:
    Net investment income                                              $  34,989,996    $  32,242,771
    Net realized gain (loss)                                               3,618,726       (4,612,655)
    Increase in net unrealized appreciation                               13,448,733       27,010,971
-----------------------------------------------------------------------------------------------------
    Increase in Net Assets From Operations                                52,057,455       54,641,087
-----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                (35,229,400)     (31,868,210)
-----------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to Shareholders            (35,229,400)     (31,868,210)
-----------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 7):
    Net proceeds from sale of shares                                     212,293,625       98,095,888
    Net asset value of shares issued for reinvestment of dividends        18,837,233       16,580,967
    Cost of shares reacquired                                           (134,857,654)    (143,592,353)
-----------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Fund Share Transactions        96,273,204      (28,915,498)
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                        113,101,259       (6,142,621)

NET ASSETS:
    Beginning of year                                                    524,369,072      530,511,693
-----------------------------------------------------------------------------------------------------
    End of year*                                                       $ 637,470,331    $ 524,369,072
=====================================================================================================
* Includes undistributed (overdistributed) net investment income of:   $     (58,278)   $     346,780
=====================================================================================================

                       See Notes to Financial Statements.

15  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney Investment Grade Bond Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Government Securities Fund, Smith Barney Peachtree Growth Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Group Spectrum Fund, Smith Barney Premier Selections Large Cap Fund, Smith Barney Premier Selections All Cap Growth Fund and Smith Barney Premier Selections Global Growth Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on ex-dividend date and interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). The revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and accrete all discounts on all fixed-income securities. The Portfolio adopted this requirement effective January 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended December 31, 2001, interest income decreased by $325,253, net realized gain increased by $94,006 and the change in net unrealized appreciation of investments increased by $231,247. In addition, the Portfolio recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $229,048 to reflect the cumulative effect of this change up to the date of the adoption.


16  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

2. Investment Advisory Agreement,
   Administration Agreement and
   Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an advisory fee calculated at an annual rate of 0.45% of the average daily net assets up to $500 million and 0.42% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended December 31, 2001, the Portfolio paid transfer agent fees of $279,780 to TB&T.

SBFM also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets thereafter. This fee is calculated daily and paid monthly.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2001, SSB received sales charges of approximately $1,034,000 and $157,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                    Class A   Class B    Class L
================================================================================
CDSCs                                               $4,000   $245,000    $9,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2001, total Distribution Plan fees incurred were:

                                                  Class A    Class B     Class L
================================================================================
Distribution Plan Fees                           $642,651  $1,149,244   $209,306
================================================================================

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $313,021,947
--------------------------------------------------------------------------------
Sales                                                                221,082,778
================================================================================

17  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 26,811,681
Gross unrealized depreciation                                       (12,328,421)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 14,483,260
================================================================================

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio

Securities The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

Income earned by the Portfolio from securities loaned for the year ended December 31, 2001 was $5,524.

At December 31, 2001, the Portfolio did not have any securities on loan.

6. Capital Loss Carryforward

At December 31, 2001, the Portfolio had, for Federal income tax purposes, approximately $16,738,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below:

                                                        2007            2008
================================================================================
Capital Loss Carryforwards                           $6,312,000      $10,426,000
================================================================================


18  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

7. Capital Shares

At December 31, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 2001, total paid-in capital amounted to the following for each class:

                           Class A        Class B       Class L        Class Y
================================================================================
Total Paid-in Capital   $276,792,506   $171,749,279   $40,290,481   $150,951,374
================================================================================

Transactions in shares of each class were as follows:

                                                  Year Ended                            Year Ended
                                               December 31, 2001                     December 31, 2000
                                       ------------------------------        ------------------------------
                                         Shares              Amount             Shares             Amount
===========================================================================================================
Class A
Shares sold                            8,691,030         $104,862,288         4,775,723        $ 54,241,621
Shares issued on reinvestment            996,492           11,963,379           872,931           9,916,598
Shares reacquired                     (4,522,839)         (54,539,681)       (5,839,488)        (66,275,942)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                5,164,683         $ 62,285,986          (190,834)       $ (2,117,723)
===========================================================================================================
Class B
Shares sold                            4,700,769         $ 56,682,823         1,575,258        $ 17,932,912
Shares issued on reinvestment            476,282            5,704,198           527,015           5,973,806
Shares reacquired                     (4,664,936)         (56,108,294)       (6,355,092)        (71,781,596)
-----------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  512,115         $  6,278,727        (4,252,819)       $(47,874,878)
===========================================================================================================
Class L
Shares sold                            1,964,497         $ 23,613,227           466,342        $  5,293,562
Shares issued on reinvestment             97,653            1,169,656            60,949             690,563
Shares reacquired                       (546,442)          (6,553,259)         (479,549)         (5,406,488)
-----------------------------------------------------------------------------------------------------------
Net Increase                           1,515,708         $ 18,229,624            47,742        $    577,637
===========================================================================================================
Class Y
Shares sold                            2,249,232         $ 27,135,287         1,837,672        $ 20,627,793
Shares issued on reinvestment                 --                   --                --                  --
Shares reacquired                     (1,467,303)         (17,656,420)          (11,305)           (128,327)
-----------------------------------------------------------------------------------------------------------
Net Increase                             781,929         $  9,478,867         1,826,367        $ 20,499,466
===========================================================================================================


19  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                                  2001(1)        2000(1)        1999(1)        1998(1)           1997
======================================================================================================================
Net Asset Value, Beginning of Year             $  11.73       $  11.22       $  13.12       $  13.19          $  12.27
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.74           0.73           0.72           0.77              0.80
  Net realized and unrealized gain (loss)(2)       0.37           0.50          (1.88)          0.29              1.20
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.11           1.23          (1.16)          1.06              2.00
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.74)         (0.72)         (0.73)         (0.76)            (0.80)
  Net realized gains                                 --             --             --          (0.37)            (0.28)
  Capital                                            --             --          (0.01)            --                --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.74)         (0.72)         (0.74)         (1.13)            (1.08)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.10       $  11.73       $  11.22       $  13.12          $  13.19
----------------------------------------------------------------------------------------------------------------------
Total Return                                       9.70%         11.36%         (9.09)%         8.30%            17.10%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    288       $    218       $    211       $    253          $    222
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.00%          1.03%          1.03%          1.04%             1.02%
  Net investment income(2)                         6.10           6.44           5.94           5.73              6.43
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              39%            77%           147%            32%               39%
======================================================================================================================

Class B Shares                                  2001(1)        2000(1)        1999(1)        1998(1)           1997
======================================================================================================================
Net Asset Value, Beginning of Year             $  11.71       $  11.21       $  13.09       $  13.19          $  12.29
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                         0.67           0.66           0.66           0.70              0.75
  Net realized and unrealized gain (loss)(2)       0.38           0.50          (1.87)          0.29              1.18
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.05           1.16          (1.21)          0.99              1.93
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.68)         (0.66)         (0.66)         (0.72)            (0.75)
  Net realized gains                                 --             --             --          (0.37)            (0.28)
  Capital                                            --             --          (0.01)            --                --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.68)         (0.66)         (0.67)         (1.09)            (1.03)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.08       $  11.71       $  11.21       $  13.09          $  13.19
----------------------------------------------------------------------------------------------------------------------
Total Return                                       9.17%         10.73%         (9.44)%         7.72%            16.44%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    161       $    151       $    192       $    260          $    249
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.51%          1.54%          1.52%          1.53%             1.51%
  Net investment income(2)                         5.59           5.93           5.44           5.23              5.95
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              39%            77%           147%            32%               39%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the year ended December 31, 2001, those amounts for Class A and B shares, respectively, would have been $0.75 and $0.68 for net investment income, $0.36 and $0.37 for net realized and unrealized gain, and 6.15% and 5.65% for the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.


20  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                  2001(1)        2000(1)        1999(1)        1998(1)(2)        1997
======================================================================================================================
Net Asset Value, Beginning of Year             $  11.69       $  11.19       $  13.07       $  13.18          $  12.30
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                         0.68           0.67           0.67           0.70              0.72
  Net realized and unrealized gain (loss)(3)       0.38           0.50          (1.88)          0.30              1.21
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.06           1.17          (1.21)          1.00              1.93
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.69)         (0.67)         (0.66)         (0.74)            (0.77)
  Net realized gains                                 --             --             --          (0.37)            (0.28)
  Capital                                            --             --          (0.01)            --                --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.69)         (0.67)         (0.67)         (1.11)            (1.05)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.06       $  11.69       $  11.19       $  13.07          $  13.18
----------------------------------------------------------------------------------------------------------------------
Total Return                                       9.28%         10.81%         (9.44)%         7.83%            16.41%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $     39       $     20       $     19       $     19          $     10
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.41%          1.47%          1.46%          1.54%             1.49%
  Net investment income(3)                         5.60           6.00           5.52           5.22              5.93
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              39%            77%           147%            32%               39%
======================================================================================================================

Class Y Shares                                  2001(1)        2000(1)        1999(1)        1998(1)           1997
======================================================================================================================
Net Asset Value, Beginning of Year             $  11.72       $  11.22       $  13.11       $  13.19          $  12.28
Income (Loss) From Operations:
  Net investment income(4)                         0.78           0.77           0.76           0.82              0.83
  Net realized and unrealized gain (loss)(4)       0.37           0.49          (1.87)          0.29              1.21
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                1.15           1.26          (1.11)          1.11              2.04
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.78)         (0.76)         (0.77)         (0.82)            (0.85)
  Net realized gains                                 --             --             --          (0.37)            (0.28)
  Capital                                            --             --          (0.01)            --                --
----------------------------------------------------------------------------------------------------------------------
Total Distributions                               (0.78)         (0.76)         (0.78)         (1.19)            (1.13)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $  12.09       $  11.72       $  11.22       $  13.11          $  13.19
----------------------------------------------------------------------------------------------------------------------
Total Return                                      10.07%         11.66%         (8.68)%         8.66%            17.44%
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $    149       $    135       $    109       $     96          $     69
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.68%          0.69%          0.68%          0.70%             0.69%
  Net investment income(4)                         6.43           6.78           6.31           6.07              6.63
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              39%            77%           147%            32%               39%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares.
(3)   Without the adoption of the change in the accounting change discussed in
      Note 1, for the year ended December 31, 2001, those amounts would have been $0.69, $0.37 and 5.65% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
(4)   Without the adoption of the change in the accounting method discussed in
      Note 1, for the year ended December 31, 2001, the ratio of net investment income to average net assets for Class Y shares would have been 6.49%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain per share was less than $0.01.


21  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Investment Grade Bond Fund of Smith Barney Investment Funds Inc. ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

New York, New York
February 8, 2002

22  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Directors and Officers

The business and affairs of the Smith Barney Investment Grade Bond Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Investment Company")Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the applicable transfer agent (Primerica Shareholders Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010).

                                                                                                    Number of
                                                                                                    Investment
                                                  Term of                                           Companies
                                                Office* and           Principal                    in the Fund         Other
                                  Position(s)    Length of           Occupation(s)                   Complex        Directorships
                                   Held with        Time              During Past                   Overseen           Held by
Name, Address and Age                Fund          Served             Five Years                   by Director        Director
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS:
Paul Ades                         Director          Since     Partner in Law Firm Paul R. Ades          5                N/A
Paul R. Ades, PLLC                                  1994      PLLC; Murov & Ades, Esq.
181 West Main Street, Suite C
Babylon, NY 11702
Age: 61

Herbert Barg                      Director          Since     Retired                                  16                N/A
1460 Drayton Lane                                   1994
Wynewood, PA 19096
Age: 78

Dwight B. Crane                   Director          Since     Professor Harvard Business School;       23       Vendquist, Inc.;
Harvard Business School                             1981      Self Employed Consultant                          Customer Dialogue
Soldiers Field                                                                                                  Systems, Inc.
Morgan Hall #375                                                                                                Microform, Inc.
Boston, MA 02163
Age: 64

Frank G. Hubbard                  Director          Since     President of Avatar International,        5                N/A
Avatar International, Inc.                          1993      Inc. Partner S&S Industries
87 Whittredge Road
Summit, NJ 07901
Age: 64

Jerome H. Miller                  Director          Since     Retired                                   5                N/A
27 Hemlock Road                                     1998
Manhasset, NY 11030
Age: 63

Ken Miller                        Director          Since     President of Young Stuff                  5                N/A
Young Stuff Apparel Group, Inc.                     1994      Apparel Group Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY10018
Age: 60

23  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                    Number of
                                                                                                    Investment
                                                  Term of                                           Companies
                                                Office* and           Principal                    in the Fund         Other
                                  Position(s)    Length of           Occupation(s)                   Complex        Directorships
                                   Held with        Time              During Past                   Overseen           Held by
Name, Address and Age                Fund          Served             Five Years                   by Director        Director
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTORS:

Heath B. McLendon                 Chairman,         Since     Managing Director of Salomon             74       SBFM; TIA; The
Salomon Smith Barney Inc.         President/        1993      Smith Barney Inc. ("SSB"); President              Travelers Investment
125 Broad Street, 9th Floor       Chief                       and Director of Smith Barney Fund                 Managment Company;
New York, NY 10004                Executive                   Management LLC ("SBFM") and                       Trustee-Drew
Age: 68                           Officer                     Travelers Investment Adviser, Inc.                University; Advisory
                                                              ("TIA")                                           Director-M&T Bank

----------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

EXECUTIVE
OFFICERS:

Lewis E. Daidone                  Senior Vice       Since     Managing Director of SSB;                N/A              N/A
Salomon Smith Barney Inc.         President,        1993      Director and Senior Vice President
125 Broad Street, 11th Floor      Treasurer                   of SBFM and TIA
New York, NY 10004
Age: 44

James E. Conroy                   Vice President,   Since     Managing Director of SSB                 N/A              N/A
Salomon Smith Barney Inc.         Investment        1993
333 West 34th Street              Officer
New York, NY10001
Age: 50

Paul A. Brook                     Controller        Since     Director of SSB; Managing                N/A              N/A
Salomon Smith Barney Inc.                           1998      Director--AMT Capital
125 Broad Street, 9th Floor                                   1997-1998; Prior to 1997,
New York, NY 10004                                            Partner--Ernst & Young LLP
Age: 48

Christina T. Sydor                Secretary         Since     Managing Director of SSB;                N/A              N/A
Salomon Smith Barney Inc.                           1993      General Counsel and Secretary
300 First Stamford Place, 4th Floor                           of SBFM and TIA
Stamford, CT 06902
Age: 51

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended December 31, 2001:

..     A total of 3.34% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

24  Smith Barney Investment Grade Bond Fund | 2001 Annual Report to Shareholders

--------------------------------------------------------------------------------
  SMITH BARNEY
INVESTMENT GRADE
   BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DIRECTORS

Paul R. Ades
Herbert Barg
Dwight B. Crane
Frank G. Hubbard
Heath B. McLendon, Chairman
Jerome Miller
Ken Miller

John F. White, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

James E. Conroy
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Travelers Bank & Trust, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Investment Grade Bond Fund
================================================================================

This report is submitted for the general information of shareholders of Smith Barney Investment Funds Inc. -- Smith Barney Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY INVESTMENT
GRADE BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                 SMITH BARNEY
                                  GOVERNMENT
                                SECURITIES FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2001

  [LOGO] Smith Barney
         Mutual Funds

  Your Serious Money. Professionally Managed./SM/

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

Dear Shareholder:
We are pleased to provide the annual report for the Smith Barney Government Securities Fund ("Portfolio") for the year ended December 31, 2001. In this report, we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

[PHOTO]

HEATH B.
MCLENDON
Chairman

[PHOTO]

JAMES E.
CONROY
Vice President and Investment Officer


Performance Update
For the year ended December 31, 2001, the Portfolio's Class A shares returned 5.60% without sales charges. In comparison, the Lehman Brothers Government Bond Index ("Lehman Index")/1/ returned 7.23% for the same period. Past performance is not indicative of future results.

Market Update and Outlook
As 2001 began, the economy as measured by Gross Domestic Product ("GDP")/2/ was growing at a very strong pace. In spite of the fact that stock investors were not faring as well, the general belief was that valuations would resume their upward trend after a brief sideways movement. This euphoric attitude set the tone for the events later in the year.

No sooner had the New Year begun than the U.S. Federal Reserve Board ("Fed") eased monetary policy by 50 basis points/3/, or 0.50%, on January 3. The action was taken to "provide temporary relief" to signs of economic weakness. Few imagined that this would be the first of 11 easings during the year, taking the cost of interbank borrowing from 6.50% to 1.75% by December.


--------
1The Lehman Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that have an average maturity of roughly nine years. Please note that an investor cannot invest directly in an index.
2GDP is the market value of the goods and services produced by labor and property in the U.S. GDP is comprised of consumer and government purchases, private domestic investments and net exports of goods and services.
3A basis point is 0.01%, or one one-hundredth of a percent.


1 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

After registering a quarterly year-over-year high of 5.20% in the second quarter of 2000, growth as measured by GDP continued to moderate throughout 2001. Most economists declared the recession official in the third quarter. In spite of this, housing starts and sales remained vibrant and inflation was trending lower. These cross-currents only served to confuse investor strategy.

While consumer sentiment is typically driven by work-related conditions, no one could have imagined that September 11th would come to change the attitude of many Americans, and perhaps the world. The television images of that day not only shocked and saddened citizens, but instilled a paranoia and melancholy that resulted in an immediate economic shutdown. A brief spending binge in October prompted by attractive auto financing was overshadowed by media stories of corporate layoffs and the need for economic stimulus from Washington. The question facing government officials was, "What type and degree of policy stimulus would convince Americans to spend?" The question remains unanswered.

Interest rates during the year followed a two-dimensional pattern. Short maturities (three months to two years) followed a fairly simultaneous downward trend with Fed policy moves. Longer dated U.S. Treasury securities (five to 30 years) experienced unprecedented levels of volatility. Fluctuating gasoline prices, the Treasury's surprise abolishment of the 30-year security auction, the Enron bankruptcy and the events of September 11th were just a few of the variables contributing to investor confusion. The table below highlights the year:

                    Yields from U.S. Treasury Securities/4/

                                        12/31/01 12/31/00 High  Low
                                        -------- -------- ----  ----
          3-month                         1.72%    5.89%  5.89% 1.67%

          2-year                          3.23     5.09   5.10  2.30

          5-year                          4.53     4.97   5.05  3.46

          10-year                         5.21     5.11   5.51  4.18

          30-year                         5.62     5.46   5.91  4.79

--------
4Source: Bloomberg L.P.


2 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

Latent fears and uncertainties will continue to present major hurdles for consumers. While the administration has received high marks for its handling of the war on terrorism, the public's desire and willingness to conduct "business as usual" is in question. It is this reluctance that leads us to believe that interest rates will remain historically low for a longer period than most expect. A meaningful economic recovery may not begin until the third quarter of 2002. We expect 10- and 30-year Treasuries to fluctuate between 4.75% and 5.75%. We believe that investment returns on fixed-income spread product/5/ (mortgage-backed securities, corporate bonds) will be stellar in 2002. In our view, it will be imperative for investment managers to scrutinize a company's creditworthiness on a more frequent basis, as economic conditions remain uncertain.

Performance barometers fluctuated dramatically, corresponding with interest-rate movements during the year. Mortgage-backed securities and corporate bonds outperformed similar-maturity Treasuries. The accompanying table illustrates the variance in investment returns over the 12/31/00 - 12/31/01 time period:

                  Treasuries    Mortgages  Corporates
                  ----------    ---------  ----------
                  2-year  7.91%   8.22%    1 - 5 year   9.96%
                  5-year  7.51             5 - 10 year 10.12
                  10-year 4.26             10+ year    12.54
                  30-year 3.55

Investment Strategy and Portfolio Update
The Portfolio seeks high current return and invests primarily in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities include U.S. Treasury securities and mortgage-related securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government, or only by the credit of the issuer itself. (Please note that the Portfolio's shares are not guaranteed by the U.S. government or its agencies.)

--------
5Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


3 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

The Portfolio's performance during 2001 was dictated by the emotional whims of the market. Easier monetary policy proved rewarding to securities with maturities less than five years. Politics, world events and mortgage rates had more of an impact on the Portfolio and its benchmark. The Portfolio generated a pre-expense return of 6.57% versus the benchmark return of 7.23%. The one significant allocation difference versus the benchmark reflected our unwillingness to maintain a large percentage exposure to higher coupon mortgage securities. The strategy was successful for most of the year. It was only a year-end surge in mortgage rates that benefited higher coupon issues, to the detriment of our strategy.

Thank you for investing in the Smith Barney Government Securities Fund.

Sincerely,

       [LOGO]                                [LOGO]
 /s/ Heath B. McLendon                 /s/ James E. Conroy

 Heath B. McLendon                     James E. Conroy
 Chairman                              Vice President and
                                       Investment Officer

January 25, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 11 and 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2001 and is subject to change.



4 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $ 9.45   $ 9.52    $0.45       $0.00       $0.00        5.60%
----------------------------------------------------------------------------------------
12/31/00                  8.99     9.45     0.55        0.00        0.00       11.65
----------------------------------------------------------------------------------------
12/31/99                  9.97     8.99     0.49        0.00        0.00*      (4.96)
----------------------------------------------------------------------------------------
12/31/98                  9.75     9.97     0.55        0.00        0.00        8.12
----------------------------------------------------------------------------------------
12/31/97                  9.34     9.75     0.60        0.00        0.00       11.23
----------------------------------------------------------------------------------------
12/31/96                  9.77     9.34     0.59        0.00        0.01        1.96
----------------------------------------------------------------------------------------
12/31/95                  9.17     9.77     0.69        0.00        0.00       14.50
----------------------------------------------------------------------------------------
12/31/94                 10.01     9.17     0.49        0.00        0.07       (2.76)
----------------------------------------------------------------------------------------
12/31/93                  9.69    10.01     0.72        0.00        0.00       10.87
----------------------------------------------------------------------------------------
Inception** - 12/31/92    9.56     9.69     0.08        0.00        0.02        2.41++
----------------------------------------------------------------------------------------
  Total                                    $5.21       $0.00       $0.10
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

             Net Asset Value
            -----------------
            Beginning   End    Income   Capital Gain    Return      Total
 Year Ended  of Year  of Year Dividends Distributions of Capital Returns/(1)+/
 -----------------------------------------------------------------------------
  12/31/01   $ 9.46   $ 9.53    $0.40       $0.00       $0.00        5.05%
 ----------------------------------------------------------------------------
  12/31/00     9.00     9.46     0.50        0.00        0.00       11.06
 ----------------------------------------------------------------------------
  12/31/99     9.97     9.00     0.45        0.00        0.00*      (5.35)
 ----------------------------------------------------------------------------
  12/31/98     9.79     9.97     0.53        0.00        0.00        7.44
 ----------------------------------------------------------------------------
  12/31/97     9.38     9.79     0.57        0.00        0.00       10.82
 ----------------------------------------------------------------------------
  12/31/96     9.81     9.38     0.54        0.00        0.01        1.42
 ----------------------------------------------------------------------------
  12/31/95     9.17     9.81     0.60        0.00        0.00       13.87
 ----------------------------------------------------------------------------
  12/31/94    10.01     9.17     0.45        0.00        0.07       (3.25)
 ----------------------------------------------------------------------------
  12/31/93     9.68    10.01     0.67        0.00        0.00       10.45
 ----------------------------------------------------------------------------
  12/31/92     9.81     9.68     0.53        0.00        0.11        5.45
 ----------------------------------------------------------------------------
   Total                        $5.24       $0.00       $0.19
 ----------------------------------------------------------------------------


5 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $ 9.45   $ 9.53    $0.40       $0.00       $0.00        5.22%
-----------------------------------------------------------------------------------------
12/31/00                  8.99     9.45     0.51        0.00        0.00       11.10
-----------------------------------------------------------------------------------------
12/31/99                  9.97     8.99     0.45        0.00        0.00*      (5.41)
-----------------------------------------------------------------------------------------
12/31/98                  9.78     9.97     0.53        0.00        0.00        7.56
-----------------------------------------------------------------------------------------
12/31/97                  9.38     9.78     0.57        0.00        0.00       10.75
-----------------------------------------------------------------------------------------
12/31/96                  9.81     9.38     0.55        0.00        0.01        1.47
-----------------------------------------------------------------------------------------
12/31/95                  9.17     9.81     0.61        0.00        0.00       13.93
-----------------------------------------------------------------------------------------
12/31/94                 10.01     9.17     0.45        0.00        0.07       (3.25)
-----------------------------------------------------------------------------------------
Inception** - 12/31/93    9.90    10.01     0.61        0.00        0.00        7.36++
-----------------------------------------------------------------------------------------
  Total                                    $4.68       $0.00       $0.08
-----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                 $9.45    $9.53    $0.48       $0.00       $0.00        6.07%
-----------------------------------------------------------------------------------------
12/31/00                  8.99     9.45     0.58        0.00        0.00       12.02
-----------------------------------------------------------------------------------------
12/31/99                  9.97     8.99     0.53        0.00        0.00*      (4.61)
-----------------------------------------------------------------------------------------
12/31/98                  9.76     9.97     0.59        0.00        0.00        8.42
-----------------------------------------------------------------------------------------
12/31/97                  9.34     9.76     0.63        0.00        0.00       11.73
-----------------------------------------------------------------------------------------
Inception** - 12/31/96    9.71     9.34     0.56        0.00        0.01        2.30++
-----------------------------------------------------------------------------------------
  Total                                    $3.37       $0.00       $0.01
-----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                 $9.44    $9.52    $0.48       $0.00       $0.00        6.07%
-----------------------------------------------------------------------------------------
12/31/00                  8.99     9.44     0.58        0.00        0.00       11.91
-----------------------------------------------------------------------------------------
Inception** - 12/31/99    9.97     8.99     0.53        0.00        0.00*      (4.61)++
-----------------------------------------------------------------------------------------
  Total                                    $1.59       $0.00       $0.00
-----------------------------------------------------------------------------------------


6 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS 1 SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                 $9.47    $9.53    $0.45       $0.00       $0.02        5.74%
-----------------------------------------------------------------------------------------
Inception** - 12/31/00    9.17     9.47     0.20        0.00        0.00        5.47++
-----------------------------------------------------------------------------------------
  Total                                    $0.65       $0.00       $0.02
-----------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                         Without Sales Charges/(1)/
                               -----------------------------------------------
                               Class A Class B Class L Class Y Class Z Class 1
  ----------------------------------------------------------------------------
  Year Ended 12/31/01           5.60%   5.05%   5.22%   6.07%   6.07%   5.74%
  ----------------------------------------------------------------------------
  Five Years Ended 12/31/01     6.15    5.62    5.67    6.54     N/A     N/A
  ----------------------------------------------------------------------------
  Ten Years Ended 12/31/01       N/A    5.52     N/A     N/A     N/A     N/A
  ----------------------------------------------------------------------------
  Inception** through 12/31/01  6.23    7.35    5.32    5.93    4.24    8.74
  ----------------------------------------------------------------------------

                                          With Sales Charges/(2)/
                              ------------------------------------------------
                              Class A Class B Class L Class Y Class Z Class 1
 -----------------------------------------------------------------------------
 Year Ended 12/31/01           0.80%   0.55%   3.13%   6.07%   6.07%   (1.44)%
 -----------------------------------------------------------------------------
 Five Years Ended 12/31/01     5.18    5.46    5.46    6.54     N/A      N/A
 -----------------------------------------------------------------------------
 Ten Years Ended 12/31/01       N/A    5.52     N/A     N/A     N/A      N/A
 -----------------------------------------------------------------------------
 Inception** through 12/31/01  5.70    7.35    5.20    5.93    4.24     3.09
 -----------------------------------------------------------------------------


7 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 CUMULATIVE TOTAL RETURNS+



                                              Without Sales Charges/(1)/
       -----------------------------------------------------------------
       Class A (Inception** through 12/31/01)           73.84%
       -----------------------------------------------------------------
       Class B (12/31/91 through 12/31/01)              71.20
       -----------------------------------------------------------------
       Class L (Inception** through 12/31/01)           58.59
       -----------------------------------------------------------------
       Class Y (Inception** through 12/31/01)           40.46
       -----------------------------------------------------------------
       Class Z (Inception** through 12/31/01)           13.23
       -----------------------------------------------------------------
       Class 1 (Inception** through 12/31/01)           11.52
       -----------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class A, L and 1 shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A, L and 1 shares reflect the deduction of the maximum initial sales charges of 4.50%,1.00% and 6.75%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 *  Amount represents less than $0.01 per share.
** Inception dates for Class A, B, L, Y, Z and 1 shares are November 6, 1992, March 20, 1984, February 4, 1993, February 7, 1996, January 4, 1999 and September 12, 2000, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


8 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



  Growth of $10,000 Invested in Class B Shares of the Smith Barney Government Securities Fund vs. Lehman Brothers Government Bond Index and Lipper General
                      U.S. Government Peer Group Average+

--------------------------------------------------------------------------------
                        December 1991 -- December 2001

                                     [CHART]
        Smith Barney    Lehman Brothers    Lipper General
         Government       Government       U.S. Government
       Securities Fund    Bond Index     Peer Group Average
       ---------------  ---------------  ------------------
12/91      $10,000         $10,000            $10,000
12/92       10,545          10,723             10,635
12/93       11,647          11,866             11,622
12/94       11,276          11,464             11,108
12/95       12,841          13,567             13,086
12/96       13,023          13,943             13,310
12/97       14,432          15,280             14,500
12/98       15,505          16,785             15,667
12/99       14,675          16,411             15,198
12/00       16,298          18,584             16,969
12/01       17,120          20,169             18,080


+Hypothetical illustration of $10,000 invested in Class B shares on December
 31, 1991, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2001. The Lehman Brothers Government Bond Index is a broad-based index of all public debt obligations of the U.S. Government and its agencies and has an average maturity of approximately nine years. The Lipper General U.S. Government Peer Group Average is composed of the Portfolio's peer group of 163 mutual funds investing in U.S. Government securities as of December 31, 2001. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


9 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)


                             PORTFOLIO BREAKDOWN*
--------------------------------------------------------------------------------
                                    [CHART]

Asset-Backed Securities       2.0%
Repurchase Agreement          1.4%
U.S. Government Obligations  24.6%
Supranational Bank            0.6%
U.S. Government Agencies     71.4%

U.S. Government and Agency Obligations are obligations of, or guaranteed by, the United States government, its agencies or instrumentalities and include such instruments as Treasury bills, notes and bonds.

Mortgage-Backed Securities are debt securities issued by the U.S. government agencies such as the Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA) and Government National Mortgage Association (GNMA). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.



--------
* All information is as of December 31, 2001. Please note that Portfolio holdings and their weightings are subject to change.


10 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                          DECEMBER 31, 2001


   FACE
  AMOUNT                        SECURITY                        VALUE
------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 24.6%
            U.S. Treasury Strips:
$22,100,000   Zero coupon due 8/15/13                        $11,396,860
 38,300,000   Zero coupon due 11/15/13                        19,404,465
            U.S. Treasury Notes:
 18,415,000   7.250% due 8/1/04                               20,114,797
 35,000,000   7.875% due 11/15/04                             38,927,945
 10,750,000   6.750% due 5/15/05                              11,691,474
 24,500,000   5.750% due 8/15/10                              25,726,935
            U.S. Treasury Bonds:
  4,900,000   10.750% due 8/15/05                              5,991,975
 18,600,000   7.250% due 5/15/16                              21,509,896
 14,100,000   9.000% due 11/15/18                             19,091,188
 15,000,000   7.625% due 2/15/25                              18,538,485
------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT OBLIGATIONS
            (Cost -- $190,878,206)                           192,394,020
------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 71.4%
U.S. Government Agency Pass-Throughs -- 32.6%
            Federal Home Loan Mortgage Corp. (FHLMC):
    230,686   30 Year, 6.250% due 6/15/24                        236,093
 24,675,517   30 Year, 6.000% due 2/1/31 (a)(b)               24,335,238
 90,659,899   30 Year, 6.500% due 11/1/31 (b)                 91,258,076
            Federal National Mortgage Association (FNMA):
        710   15 Year, 8.000% due 6/1/02                             720
      4,090   15 Year, 7.000% due 7/1/03 (b)                       4,204
  8,356,894   15 Year, 5.500% due 12/1/16 (b)                  8,226,318
 30,606,748   15 Year, 6.000% due 1/1/17 (b)                  30,711,969
    723,506   30 Year, 7.500% due 1/1/31                         747,698
 11,636,458   30 Year, 6.000% due 10/1/31 (b)                 11,396,456
 30,059,872   30 Year, 7.000% due 12/1/31 (b)                 30,677,577
 36,780,259   30 Year, 6.500% due 1/1/32 (b)                  36,856,859
 17,300,000   30 Year, 6.00% due 12/1/32 (c)                  16,943,101
            Government National Mortgage Association (GNMA):
  3,044,155   30 Year, 7.000% due 2/15/29 (b)                  3,115,502
  1,151,152   30 Year, 7.500% due 7/15/29 (b)                  1,194,321
    103,839   30 Year, 8.500% due 4/15/30                        110,102
------------------------------------------------------------------------
                                                             255,814,234
------------------------------------------------------------------------
U.S. Government Agency Notes -- 38.8%
            Federal Home Loan Bank (FHLB):
 34,800,000   5.375% due 1/5/04                               36,177,071
 24,400,000   4.875% due 4/16/04                              25,118,970
            Federal Home Loan Mortgage Corp. (FHLMC):
 17,200,000   3.500% due 9/15/03                              17,347,903
 16,400,000   6.375% due 11/15/03                             17,359,794
 48,000,000   3.250% due 11/15/04                             47,171,614


                      See Notes to Financial Statements.



11 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)              DECEMBER 31, 2001


   FACE
  AMOUNT                                    SECURITY                                    VALUE
-------------------------------------------------------------------------------------------------
U.S. Government Agency Notes -- 38.8% (continued)
            Federal National Mortgage Association (FNMA):
$16,900,000   4.750% due 11/14/03                                                     $17,410,160
 35,000,000   3.125% due 11/15/03                                                      35,026,845
 10,050,000   7.125% due 2/15/05                                                       10,981,746
 23,125,000   7.000% due 7/15/05                                                       25,181,391
 35,500,000   6.625% due 10/15/07                                                      38,304,323
 34,300,000   5.250% due 1/15/09                                                       34,005,329
-------------------------------------------------------------------------------------------------
                                                                                      304,085,146
-------------------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $559,313,129)                                                    559,899,380
-------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 2.0%
 15,000,000 DaimlerChrysler Auto Trust, Series 2001-D, Class A3,
              3.150% due 11/6/05                                                       14,883,079
    625,231 Green Tree Home Improvement Loan Trust, Series 1998-D, Class HEM1,
             6.710% due 8/15/29                                                           642,196
-------------------------------------------------------------------------------------------------
            TOTAL ASSET-BACKED SECURITIES
            (Cost -- $15,643,964)                                                      15,525,275
-------------------------------------------------------------------------------------------------
SUPRANATIONAL BANK -- 0.6%
  5,000,000 International Bank of Reconstruction & Development,
              3.500% due 10/22/04 (Cost -- $4,989,965)                                  4,945,270
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
 11,206,000 Goldman, Sachs & Co., 1.680% due 1/2/02; Proceeds at maturity --
             $11,207,046; (Fully collateralized by U.S. Treasury Bills, Notes, Bonds and Inflation - Indexed Notes, 0.000% to 14.250% due 1/10/02 to
             8/15/27; Market value -- $11,486,040) (Cost -- $11,206,000)               11,206,000
-------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $782,031,264*)                                                  $783,969,945
-------------------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated for extended settlement of a "to-be-announced" security.
(b) Date shown represents the last in range of maturity dates of mortgage certificates owned.
(c) Security is traded on a "to-be-announced" basis (See Note 9).
* Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.



12 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES              DECEMBER 31, 2001



ASSETS:
  Investments, at value (Cost -- $782,031,264)                       $783,969,945
  Receivable for Fund shares sold                                         901,136
  Interest receivable                                                   8,076,595
----------------------------------------------------------------------------------
  Total Assets                                                        792,947,676
----------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                     16,872,546
  Payable to bank                                                         883,719
  Payable for Fund shares purchased                                       433,940
  Investment advisory fee payable                                         267,621
  Distribution fees payable                                               172,842
  Administration fee payable                                              124,212
  Accrued expenses                                                        348,434
----------------------------------------------------------------------------------
  Total Liabilities                                                    19,103,314
----------------------------------------------------------------------------------
Total Net Assets                                                     $773,844,362
----------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $     81,245
  Capital paid in excess of par value                                 870,095,403
  Overdistributed net investment income                                    (4,295)
  Accumulated net realized loss from security transactions            (98,266,672)
  Net unrealized appreciation of investments                            1,938,681
----------------------------------------------------------------------------------
Total Net Assets                                                     $773,844,362
----------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              35,063,185
--------------------------------------------------------
  Class B                                                               8,138,438
--------------------------------------------------------
  Class L                                                               1,833,066
--------------------------------------------------------
  Class Y                                                              15,404,921
--------------------------------------------------------
  Class Z                                                               8,546,031
--------------------------------------------------------
  Class 1                                                              12,258,982
--------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                            $9.52
--------------------------------------------------------
  Class B *                                                                 $9.53
--------------------------------------------------------
  Class L **                                                                $9.53
--------------------------------------------------------
  Class Y (and redemption price)                                            $9.53
--------------------------------------------------------
  Class Z (and redemption price)                                            $9.52
--------------------------------------------------------
  Class 1 (and redemption price)                                            $9.53
--------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)         $9.97
--------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)         $9.63
--------------------------------------------------------
  Class 1 (net asset value plus 7.24% of net asset value per share)        $10.22
----------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                      See Notes to Financial Statements.



13 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 STATEMENT OF OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2001



INVESTMENT INCOME:
  Interest                                               $   43,729,278
------------------------------------------------------------------------
EXPENSES:
  Investment advisory fee (Note 2)                            2,814,152
  Administration fee (Note 2)                                 1,608,087
  Distribution fees (Note 2)                                  1,446,974
  Shareholder and system servicing fees                         706,000
  Registration fees                                             115,653
  Shareholder communications                                    110,691
  Custody                                                        58,416
  Pricing service fees                                           43,210
  Directors' fees                                                42,633
  Audit and legal                                                39,458
  Other                                                           8,479
------------------------------------------------------------------------
  Total Expenses                                              6,993,753
------------------------------------------------------------------------
Net Investment Income                                        36,735,525
------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
   Proceeds from sales                                    3,593,772,918
   Cost of securities sold                                3,561,401,546
------------------------------------------------------------------------
  Net Realized Gain                                          32,371,372
------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                         27,160,271
   End of year                                                1,938,681
------------------------------------------------------------------------
  Decrease in Net Unrealized Appreciation                   (25,221,590)
------------------------------------------------------------------------
Net Gain on Investments                                       7,149,782
------------------------------------------------------------------------
Increase in Net Assets From Operations                   $   43,885,307
------------------------------------------------------------------------


                      See Notes to Financial Statements.



14 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS


                                                                     For the Years Ended December 31,
                                                                          2001              2000
-----------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                              $  36,735,525     $  40,661,031
  Net realized gain (loss)                                              32,371,372       (12,915,948)
  Increase (decrease) in net unrealized appreciation                   (25,221,590)       48,645,621
-----------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                43,885,307        76,390,704
-----------------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM
  Net investment income                                                (38,309,509)      (40,767,962)
-----------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                       (38,309,509)      (40,767,962)
-----------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares                                     162,260,061       256,672,597
  Net asset value of shares issued in connection with
   the transfer of the Citi Intermediate Income Fund's
   net assets (Note 11)                                                         --        37,668,503
  Net asset value of shares issued in connection with the
   transfer of the Smith Barney Investment Series --
   Government Fund's net assets (Note 11)                                       --       158,656,944
  Net asset value of shares issued for reinvestment of dividends        23,531,062        19,878,814
  Cost of shares reacquired                                           (236,786,279)     (326,148,154)
-----------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
   From Fund Share Transactions                                        (50,995,156)      146,728,704
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                      (45,419,358)      182,351,446
NET ASSETS:
  Beginning of year                                                    819,263,720       636,912,274
-----------------------------------------------------------------------------------------------------
  End of year*                                                       $ 773,844,362     $ 819,263,720
-----------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed) net investment income of:       $(4,295)          $77,194
-----------------------------------------------------------------------------------------------------




                      See Notes to Financial Statements.



15 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Smith Barney Government Securities Fund ("Portfolio"), a separate investment fund of Smith Barney Investment Funds Inc. ("Fund"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond, Smith Barney Peachtree Growth, Smith Barney Hansberger Global Value, Smith Barney Small Cap Value, Smith Barney Premier Selections Large Cap, Smith Barney Premier Selections All Cap Growth, Smith Barney Premier Selections Global Growth, Smith Barney Group Spectrum and Smith Barney Small Cap Growth Funds. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price was reported and U.S. government and government agency obligations are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) direct expenses are charged to each portfolio and each class; management fees and general expenses are allocated on the basis of the relative net assets; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect


16 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized loss amounting to $1,968,502 and accumulated net investment loss of $1,492,495 were reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Portfolio. The Portfolio pays SBFM an investment advisory fee calculated at the following annual rates of average daily net assets: 0.35% up to $2 billion, 0.30% of the next $2 billion, 0.25% of the next $2 billion, 0.20% of the next $2 billion and then 0.15% of the remaining average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Portfolio's administrator for which the Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based fees that vary according to account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. During the year ended December 31, 2001, the Portfolio paid transfer agent fees of $300,716 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, acts as the Portfolio's distributors. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.



17 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

There are maximum initial sales charges of 4.50%, 1.00% and 6.75% for Class A, L and 1 shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2001, SSB received sales charges of approximately $1,173,000, $111,000 and $205,000 on sales of the Portfolio's Class A, L and 1 shares, respectively. In addition, for the year ended December 31, 2001, CDSCs paid to SSB were approximately $3,000, $184,000 and $10,000 for Class A, Class B and L shares, respectively.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively. For the year ended December 31, 2001, total Distribution Plan fees incurred were:

                       Class A  Class B  Class L
------------------------------------------------
Distribution Plan Fees $842,209 $509,347 $95,418
------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities and proceeds from paydowns) were as follows:

                            ------------------------
                            Purchases $3,532,181,667
                            ------------------------
                            Sales      3,536,672,851
                            ------------------------



18 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

At December 31, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                   ------------------------------------------
                   Gross unrealized appreciation $ 5,167,240
                   Gross unrealized depreciation  (3,228,559)
                   ------------------------------------------
                   Net unrealized appreciation   $ 1,938,681
                   ------------------------------------------

4. Capital Loss Carryforward
At December 31, 2001, the Portfolio had, for Federal tax purposes, approximately $96,206,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                      Carryforward Expiration   Amount
                      -----------------------------------
                               2002           $ 7,950,000
                      -----------------------------------
                               2003             4,331,000
                      -----------------------------------
                               2004               707,000
                      -----------------------------------
                               2006            15,963,000
                      -----------------------------------
                               2007            50,897,000
                      -----------------------------------
                               2008            16,358,000
                      -----------------------------------

5. Repurchase Agreements
The Portfolio purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


19 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

6. Reverse Repurchase Agreements
The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended December 31, 2001, the Portfolio did not enter into any reverse repurchase agreements.

7. Futures Contracts
Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Port-
 folio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2001, the Portfolio did not hold any futures contracts.


20 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

8. Options Contracts
Premiums paid when put or call options are purchased by the Portfolio represent investments, which are marked-to-market daily and are included in the schedule of investments. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.


21 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended December 31, 2001, the Portfolio did not enter into any written covered call or put option contracts.

9. Securities Traded on a When-Issued or To-Be-Announced Basis

The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2001, the Portfolio held one TBA security with the cost of $16,835,062.

10. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Portfolio did not have any securities on loan.


22 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

11. Transfer of Net Assets

On October 6, 2000, the Portfolio acquired the assets and certain liabilities of the Citi Intermediate Income Fund pursuant to a plan of reorganization approved by Citi Intermediate Income Fund shareholders on October 2, 2000. Total shares issued by the Portfolio and the total net assets of the Intermediate Income Fund and the Portfolio on the date of transfer were as follows:

                                            Total Net Assets
                              Shares Issued      of the       Total Net Assets
                                 by the     Citi Intermediate      of the
Acquired Fund                   Portfolio      Income Fund       Portfolio
------------------------------------------------------------------------------
Citi Intermediate Income Fund   4,112,609      $37,668,503      $605,981,883
------------------------------------------------------------------------------

The total net assets of the Citi Intermediate Income Fund before acquisition included unrealized depreciation of $1,867,114, accumulated net realized loss of $5,595,393 and overdistributed net investment income of $453. Total net assets of the Portfolio immediately after the transfer were $643,650,386. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

On October 13, 2000, the Portfolio acquired the assets and certain liabilities of the Smith Barney Investment Series -- Government Fund ("Government Fund") pursuant to a plan of reorganization approved by Government Fund shareholders on September 25, 2000. Total shares issued by the Portfolio and the total net assets of the Government Fund and the Portfolio on the date of transfer were as follows:

                                           Total Net Assets
                             Shares Issued      of the      Total Net Assets
                                by the        Government         of the
Acquired Fund                  Portfolio         Fund          Portfolio
----------------------------------------------------------------------------
Government Fund               17,206,603     $158,656,944     $646,096,170
----------------------------------------------------------------------------

The total net assets of the Government Fund before acquisition included unrealized appreciation of $1,751,686, accumulated net realized loss of $47,620,101 and overdistributed net investment income of $26,244. Total net assets of the Portfolio immediately after the transfer were $804,753,114. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


23 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

12.Capital Shares
At December 31, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 2001, total paid-in capital amounted to the following for each class:

                Class A      Class B      Class L     Class Y      Class Z     Class 1
-----------------------------------------------------------------------------------------
Total Paid-in
 Capital      $345,882,677 $160,926,720 $17,478,665 $141,865,647 $83,953,794 $120,069,145
-----------------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                  Year Ended                 Year Ended
                                               December 31, 2001          December 31, 2000
                                           ------------------------  --------------------------
                                             Shares       Amount       Shares        Amount
------------------------------------------------------------------------------------------------
Class A
Shares sold                                 6,958,583  $ 66,445,408    8,863,520  $  81,580,095
Net asset value of shares issued in
 connection with the transfer of the Citi
 Intermediate Income Fund's net assets             --            --    3,928,726     35,982,348
Net asset value of shares issued in
 connection with the transfer of the Smith
 Barney Investment Series -- Government
 Fund's net assets (Note 11)                       --            --    2,018,421     18,580,575
Shares issued on reinvestment               1,185,034    11,266,186    1,286,639     11,741,956
Shares reacquired                          (8,123,645)  (77,502,556) (13,091,463)  (119,983,740)
------------------------------------------------------------------------------------------------
Net Increase                                   19,972  $    209,038    3,005,843  $  27,901,234
------------------------------------------------------------------------------------------------
Class B
Shares sold                                 4,287,472  $ 41,092,911    1,972,244  $  18,121,407
Net asset value of shares issued in
 connection with the transfer of the Citi
 Intermediate Income Fund's net assets             --            --      183,883      1,686,155
Net asset value of shares issued in
 connection with the transfer of the Smith
 Barney Investment Series -- Government
 Fund's net assets (Note 11)                       --            --    1,537,769     14,159,769
Shares issued on reinvestment                 221,287     2,107,691      220,413      2,012,182
Shares reacquired                          (2,805,790)  (26,815,401)  (4,809,603)   (43,835,394)
------------------------------------------------------------------------------------------------
Net Increase (Decrease)                     1,702,969  $ 16,385,201     (895,294) $  (7,855,881)
------------------------------------------------------------------------------------------------


24 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

                                           Year Ended                 Year Ended
                                        December 31, 2001         December 31, 2000*
                                    ------------------------  --------------------------
                                      Shares       Amount       Shares        Amount
-----------------------------------------------------------------------------------------
Class L
Shares sold                          1,883,279  $ 18,031,405      592,120  $   5,434,426
Shares issued on reinvestment           43,880       418,233       30,009        273,874
Shares reacquired                     (919,889)   (8,786,332)    (531,305)    (4,866,971)
-----------------------------------------------------------------------------------------
Net Increase                         1,007,270  $  9,663,306       90,824  $     841,329
-----------------------------------------------------------------------------------------
Class Y
Shares sold                             66,916  $    632,120    1,730,350  $  15,581,053
Shares issued on reinvestment              822         7,816          672          6,162
Shares reacquired                   (8,882,553)  (84,287,340)  (1,210,693)   (10,986,482)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)             (8,814,815) $(83,647,404)     520,329  $   4,600,733
-----------------------------------------------------------------------------------------
Class Z
Shares sold                          3,204,928  $ 30,716,546      936,032  $   8,578,158
Shares issued on reinvestment          390,788     3,715,947      424,964      3,871,704
Shares reacquired                   (1,832,132)  (17,530,830)  (1,589,402)   (14,421,704)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)              1,763,584  $ 16,901,663     (228,406) $  (1,971,842)
-----------------------------------------------------------------------------------------
Class 1
Shares sold                            559,141  $  5,341,671   13,813,671  $ 127,377,458
Net asset value of shares issued in
 connection with the transfer of
 the Smith Barney Investment
 Series -- Government Fund's
 net assets (Note 11)                       --            --   13,650,413    125,916,600
Shares issued on reinvestment          631,613     6,015,189      212,278      1,972,936
Shares reacquired                   (2,290,678)  (21,863,820) (14,317,456)  (132,053,863)
-----------------------------------------------------------------------------------------
Net Increase (Decrease)             (1,099,924) $(10,506,960)  13,358,906  $ 123,213,131
-----------------------------------------------------------------------------------------

 * For Class 1 shares, transactions are for the period from September 12, 2000 (inception date) to December 31, 2000.



25 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/  1998/(1)/     1997
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $9.45     $8.99     $9.97      $9.75     $9.34
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.43      0.55      0.49       0.51      0.59
  Net realized and unrealized gain (loss)      0.09      0.46     (0.98)      0.26      0.42
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.52      1.01     (0.49)      0.77      1.01
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.45)    (0.55)    (0.49)     (0.55)    (0.60)
  Capital                                        --        --     (0.00)*       --        --
---------------------------------------------------------------------------------------------
Total Distributions                           (0.45)    (0.55)    (0.49)     (0.55)    (0.60)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $9.52     $9.45     $8.99      $9.97     $9.75
---------------------------------------------------------------------------------------------
Total Return                                   5.60%    11.65%    (4.96)%     8.12%    11.23%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $333,878  $331,125  $288,133   $347,622  $361,124
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                               0.96%     0.92%     0.93%      0.92%     0.92%
  Interest expense                               --        --      0.01       0.08      0.85
  Total expenses                               0.96      0.92      0.94       1.00      1.77
  Net investment income                        4.50      6.12      5.21       5.15      6.24
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         447%      280%      161%       334%      274%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


26 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/     1997
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $9.46     $9.00     $9.97     $9.79      $9.38
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.37      0.50      0.45      0.45       0.54
  Net realized and unrealized gain (loss)     0.10      0.46     (0.97)     0.26       0.44
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.47      0.96     (0.52)     0.71       0.98
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.40)    (0.50)    (0.45)    (0.53)     (0.57)
  Capital                                       --        --     (0.00)*      --         --
--------------------------------------------------------------------------------------------
Total Distributions                          (0.40)    (0.50)    (0.45)    (0.53)     (0.57)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $9.53     $9.46     $9.00     $9.97      $9.79
--------------------------------------------------------------------------------------------
Total Return                                  5.05%    11.06%    (5.35)%    7.44%     10.82%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $77,569   $60,863   $65,989   $92,082   $101,273
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                              1.48%     1.44%     1.41%     1.43%      1.44%
  Interest expense                              --        --      0.01      0.08       0.85
  Total expenses                              1.48      1.44      1.42      1.51       2.29
  Net investment income                       3.94      5.62      4.72      4.64       5.73
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        447%      280%      161%      334%       274%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


27 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/   1997
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $9.45     $8.99     $9.97     $9.78    $9.38
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.38      0.51      0.46      0.45     0.54
  Net realized and unrealized gain (loss)     0.10      0.46     (0.99)     0.27     0.43
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations           0.48      0.97     (0.53)     0.72     0.97
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.40)    (0.51)    (0.45)    (0.53)   (0.57)
  Capital                                       --        --     (0.00)*      --       --
------------------------------------------------------------------------------------------
Total Distributions                          (0.40)    (0.51)    (0.45)    (0.53)   (0.57)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $9.53     $9.45     $8.99     $9.97    $9.78
------------------------------------------------------------------------------------------
Total Return                                  5.22%    11.10%    (5.41)%    7.56%   10.75%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $17,468    $7,808    $6,611    $4,411   $2,311
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                              1.42%     1.37%     1.39%     1.40%    1.39%
  Interest expense                              --        --      0.01      0.08     0.85
  Total expenses                              1.42      1.37      1.40      1.48     2.24
  Net investment income                       3.95      5.67      4.77      4.63     5.70
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        447%      280%      161%      334%     274%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


28 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                             2001/(1)/ 2000/(1)/ 1999/(1)/  1998/(1)/     1997
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $9.45     $8.99     $9.97      $9.76     $9.34
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.47      0.59      0.53       0.54      0.61
  Net realized and unrealized gain (loss)      0.09      0.45     (0.98)      0.26      0.44
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            0.56      1.04     (0.45)      0.80      1.05
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.48)    (0.58)    (0.53)     (0.59)    (0.63)
  Capital                                        --        --     (0.00)*       --        --
---------------------------------------------------------------------------------------------
Total Distributions                           (0.48)    (0.58)    (0.53)     (0.59)    (0.63)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $9.53     $9.45     $8.99      $9.97     $9.76
---------------------------------------------------------------------------------------------
Total Return                                   6.07%    12.02%    (4.61)%     8.42%    11.73%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $146,734  $228,898  $213,170   $191,253  $109,909
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                               0.60%     0.58%     0.59%      0.59%     0.58%
  Interest expense                               --        --      0.01       0.08      0.85
  Total expenses                               0.60      0.58      0.60       0.67      1.43
  Net investment income                        4.94      6.47      5.57       5.43      6.46
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         447%      280%      161%       334%      274%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
 *  Amount represents less than $0.01 per share.


29 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                             Class Z Shares               Class 1 Shares
-                                   ----------------------------      -----------------------
                                    2001/(1)/ 2000/(1)/ 1999/(1)(2)/  2001/(1)/  2000/(1)(3)/
---------------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Year                     $9.44    $8.99       $9.97        $9.47       $9.17
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                 0.46     0.58        0.52         0.44        0.12
  Net realized and unrealized
   gain (loss)                          0.10     0.45       (0.97)        0.09        0.38
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations     0.56     1.03       (0.45)        0.53        0.50
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.48)   (0.58)      (0.53)       (0.45)      (0.20)
  Capital                                 --       --       (0.00)*      (0.02)         --
---------------------------------------------------------------------------------------------
Total Distributions                    (0.48)   (0.58)      (0.53)       (0.47)      (0.20)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $9.52    $9.44       $8.99        $9.53       $9.47
---------------------------------------------------------------------------------------------
Total Return                            6.07%   11.91%      (4.61)%++     5.74%       5.47%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)       $81,340  $64,043     $63,009     $116,855    $126,527
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Other expenses                        0.60%    0.59%       0.63%+       0.85%       0.58%+
  Interest expense                        --       --        0.01+          --          --
  Total expenses                        0.60     0.59        0.64+        0.85        0.58+
  Net investment income                 4.85     6.47        5.53+        4.62        6.09+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                  447%     280%        161%         447%        280%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from January 4, 1999 (inception date) to December 31, 1999.
(3) For the period from September 12, 2000 (inception date) to December 31,
    2000.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


30 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Government Securities Fund of Smith Barney Investment Funds Inc. ("Fund") as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. As to securities purchased, but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

New York, New York
February 8, 2002


31 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)



Information about Directors and Officers

The business and affairs of the Smith Barney Government Securities Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the applicable transfer agent (Primerica Shareholder Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010).

                                                                  Number
                                                                    of
                                       Term of                  Investment
                                       Office*                   Companies
                                         and       Principal    in the Fund     Other
                          Position(s) Length of  Occupation(s)    Complex   Directorships
      Name, Address        Held with    Time      During Past    Overseen      Held by
         and Age             Fund      Served     Five Years    by Director   Director
------------------------------------------------------------------------------------------
Non-interested Directors:
Paul R. Ades PLLC          Director   Since 1994 Partner in Law      5           N/A
181 West Main Street                             Firm Paul R.
Suite C                                          Ades PLLC;
Babylon, NY 11702                                Murov & Ades,
Age 61                                           Esq.

Herbert Barg               Director   Since 1994 Retired            16           N/A
1460 Drayton Lane
Wynnewood, PA 19096
Age 78

Dwight B. Crane            Director   Since 1981 Professor          23      Vendquest,
Harvard Business School                          Harvard                    Inc.;
Soldiers Field                                   Business                   Customer
Morgan Hall #375                                 School; Self               Dialogue
Boston, MA 02163                                 Employed                   Systems, Inc.;
Age 64                                           Consultant                 Microform,
                                                                            Inc.

Frank G. Hubbard           Director   Since 1993 President of        5           N/A
87 Whittredge Road                               Avatar
Summit, NJ 07901                                 International;
Age 64                                           Partner S&S
                                                 Industries

Jerome H. Miller           Director   Since 1998 Retired             5           N/A
27 Hemlock Road
Manhasset, NY 11030
Age 63

Ken Miller                 Director   Since 1994 President of        5           N/A
Young Stuff Apparel                              Young Stuff
Group, Inc.                                      Apparel Group
1407 Broadway, 6th Floor                         Inc.
Suite 610
New York, NY 10018
Age 60


32 Smith Barney Government Securities Fund  | 2001 Annual Report to Shareholders

                                                                                                   Number
                                                                                                     of
                                                               Term of                           Investment
                                                               Office*                            Companies
                                                                 and             Principal       in the Fund       Other
                                          Position(s)         Length of        Occupation(s)       Complex     Directorships
         Name, Address                     Held with            Time            During Past       Overseen        Held by
            and Age                          Fund              Served           Five Years       by Director     Director
-------------------------------------------------------------------------------------------------------------------------------
Interested Directors:
Heath B. McLendon                    President,            Since 1992      Managing                   74     SBFM, TIA,
Salomon Smith Barney Inc.            Chief Executive                       Director of                       The Travelers
125 Broad Street                     Officer                               Salomon Smith                     Investment
9th Floor                                                                  Barney Inc.                       Management
New York, NY 10004                                                         ("SSB");                          Company
Age 68                                                                     President and                     ("TIMCO"),
                                                                           Director of                       Trustee
                                                                           Smith Barney                      Drew
                                                                           Fund                              University
                                                                           Management                        Advisory
                                                                           LLC ("SBFM")                      Director
                                                                           and Travelers                     M&T Bank
                                                                           Investment
                                                                           Adviser, Inc
                                                                           ("TIA")

--------
*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Executive Officers:
Lewis E. Daidone                     Senior Vice           Since 1993      Managing                  N/A          N/A
Salomon Smith Barney Inc.            President,                            Director of
125 Broad Street                     Treasurer                             SSB;
11th Floor                                                                 Director and
New York, NY 10004                                                         Senior Vice
Age 44                                                                     President of
                                                                           SBFM and TIA
James E. Conroy                      Vice President        Since 1984                                N/A          N/A
Salomon Smith Barney Inc.            and Investment
333 West 34th Street                 Officer
New York, NY 10001
Age 50
Paul A. Brook                        Controller            Since 1998      Director of               N/A          N/A
Salomon Smith Barney Inc.                                                  SSB;
125 Broad Street                                                           Managing
9th Floor                                                                  Director --
New York, NY 10004                                                          AMT
Age 48                                                                     Capital 1997-
                                                                           1998; Prior to
                                                                           1997, Partner --
                                                                           Ernst & Young
                                                                           LLP
Cristina T. Sydor                    Secretary             Since 1993      Managing                  N/A          N/A
Salomon Smith Barney Inc.                                                  Director of SSB;
300 First Stamford Place                                                   General Counsel
4th Floor                                                                  and Secretary of
Stamford, CT 06902                                                         SBFM and TIA
Age 51



33 Smith Barney Government Securities Fund  | 2001 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


A total of 38.34% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


34 Smith Barney Government Securities Fund | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                                  GOVERNMENT
                                SECURITIES FUND



              DIRECTORS               INVESTMENT ADVISER
              Paul R. Ades            AND ADMINISTRATOR
              Herbert Barg            Smith Barney Fund
              Dwight B. Crane          Management LLC
              Frank J. Hubbard
              Heath B. McLendon,      DISTRIBUTORS
                Chairman              Salomon Smith Barney Inc.
              Jerome Miller           PFS Distributors, Inc.
              Ken Miller
                                      CUSTODIAN
              John F. White, Emeritus PFPC Trust Company

              OFFICERS                TRANSFER AGENT
              Heath B. McLendon       Travelers Bank & Trust, fsb.
              President and           125 Broad Street, 11th Floor
              Chief Executive Officer New York, New York 10004

              Lewis E. Daidone        SUB-TRANSFER AGENT
              Senior Vice President   PFPC Global Fund Services
              and Treasurer           P.O. Box 9699
                                      Providence, Rhode Island
              James E. Conroy         02940-9699
              Vice President and
              Investment Officer

              Paul A. Brook
              Controller

              Christina T. Sydor
              Secretary

  Smith Barney Government Securities Fund





  This report is submitted for the general information of the shareholders of Smith Barney Investment Funds -- Smith Barney Government Securities Fund. But it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY GOVERNMENT SECURITIES FUND
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money. www.smithbarney.com/mutualfunds


 [LOGO] Salomon Smith Barney
 A member of citigroup
 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.
 FD0316 2/02

--------------------------------------------------------------------------------
                                 SMITH BARNEY
                             PEACHTREE GROWTH FUND
--------------------------------------------------------------------------------

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2001



                              [LOGO] Smith Barney
                                     Mutual Funds
                Your Serious Money. Professionally Managed./SM/

       ----------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
       ----------------------------------------------------------------

[PHOTO]
                               DENNIS A. JOHNSON
                               PORTFOLIO MANAGER


         [GRAPHIC] Classic Series



 Annual Report . December 31, 2001

 SMITH BARNEY
 PEACHTREE GROWTH FUND

      DENNIS A. JOHNSON

      Dennis A. Johnson, CFA, has more than 20 years of business experience in the securities industry.

      Education: BS in Economics from the Virginia Military Institute, MS in Finance from Virginia Commonwealth University.

      FUND OBJECTIVE

      The Fund seeks capital appreciation by investing principally in the common stocks of leading mid- and large-cap companies in a wide range of industries.

      FUND FACTS

      FUND INCEPTION
      -----------------
      July 3, 1995

      MANAGER TENURE
      -----------------
      4 Years

      MANAGER INVESTMENT INDUSTRY EXPERIENCE
      -----------------
      20 Years

                                      CLASS A CLASS B CLASS L
                  -------------------------------------------
                  NASDAQ              SBOAX   SBOBX   SBOLX
                  -------------------------------------------
                  INCEPTION           7/3/95  7/3/95  8/8/95
                  -------------------------------------------

Average Annual Total Returns as of December 31, 2001*

                                  Without Sales Charges/(1)/
                               Class A/(2)/ Class B/(2)/ Class L
              ----------------------------------------------------
              One-Year           (27.23)%     (27.90)%   (28.10)%
              ----------------------------------------------------
              Five-Year           (0.49)       (1.29)     (1.49)
              ----------------------------------------------------
              Since Inception+     5.17         4.42       2.09
              ----------------------------------------------------

                                   With Sales Charges/(3)/
                               Class A/(2)/ Class B/(2)/ Class L
              ----------------------------------------------------
              One-Year           (30.87)%     (31.50)%   (29.55)%
              ----------------------------------------------------
              Five-Year           (1.51)       (1.41)     (1.69)
              ----------------------------------------------------
              Since Inception+     4.47         4.42       1.94
              ----------------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.

/(3)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

  * The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  + Inception date for Class A and B shares is July 3, 1995. Inception date for Class L shares is August 8, 1995.


What's Inside
Letter to Our Shareholders .............................................. 1
Historical Performance................................................. 3
Fund at a Glance ...................................................... 5
Schedule of Investments ............................................... 6
Statement of Assets and Liabilities.................................... 8
Statement of Operations................................................ 9
Statements of Changes in Net Assets................................... 10
Notes to Financial Statements......................................... 11
Financial Highlights.................................................. 15
Independent Auditors' Report.......................................... 17
Additional Information.....................................................18

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed./SM/

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

Dear Shareholder,

Enclosed herein is the annual report for Smith Barney Peachtree Growth Fund ("Portfolio") for the year ended December 31, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

Portfolio Performance

For the year ended December 31, 2001, the Portfolio's Class A shares, without sales charges, returned negative 27.23%. In comparison, the Standard & Poor's 500 Index ("S&P 500")/1/ and the Russell 1000 Growth Index ("Russell 1000 Growth")/2/ reported total returns of negative 11.88% and negative 20.42%, respectively, for the same period.

Investment Strategy

The Portfolio seeks capital appreciation through investments in securities that we believe may offer above-average potential for capital appreciation. The Portfolio's investments are diversified across various market sectors. Our goal is to focus more heavily on equity investments in sectors that, in our view, may experience less price volatility during changing market conditions.

We are active fund managers and have specific criteria that we seek in every company in which we invest. If the stock of a company held in the Portfolio no longer meets our criteria, the security is sold and replaced with one that meets our strict parameters.

We are also bottom-up managers who strive to remain fully invested at all times. We seek to identify companies fitting our criteria that we believe may provide the best potential returns to our shareholders over time while seeking to minimize risk.

Market Review

The Portfolio's performance for 2001 was negatively impacted by investors' concerns about the U.S. economy and corporate-profit growth levels. These concerns were particularly evident during the first quarter of 2001, when the Portfolio experienced perhaps its most challenging period (in terms of performance) during the year.

We anticipate a significant potential improvement in corporate earnings growth rates and stock valuations for certain stocks in the technology, financial and consumer cyclical sectors of the stock market. Generally, from our perspective, it appeared that many investors tended to avoid actively investing in companies in these sectors; we feel investors were not willing to pay for equities in those companies (in these sectors) that they perceived to offer such weaker-than-desired earnings-growth characteristics, despite the attractive stock market valuations of some of these companies. However, we believe this trend in the market began to change during 2001, as reflected by a significant improvement in the Portfolio's performance, particularly during the final quarter of the year.

--------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
2 The Russell 1000 Growth measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) Please note that an investor cannot invest directly in an index.




   1 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

Diversification Strategies/3/

As of this writing, the Portfolio continues to be postured to favor investment in technology, financial and consumer cyclical stocks. In the technology sector, we believe that attractive investments are available in the software, hardware, Internet, semiconductor and networking industries. In our view, attractive investments within the financial sector are in the credit card, regional bank, broker-dealer and insurance industries. Finally, within the consumer cyclical sector, we have identified companies for investment in the automobile, automotive parts, advertising and retail industries. We feel that certain companies in these areas are experiencing improvement in critical variables that may potentially help drive their earnings-growth rates and stock prices higher in the future. We anticipate that these improvements will continue and will potentially have a positive effect on both the Portfolio's value and performance over the long-term.

Portfolio Outlook

In our opinion "active management" should be a key contributor toward the Portfolio's performance during 2002. Many so-called "safe-haven" companies have not delivered the consistent and dependable earnings growth that we believe investors are seeking, and we believe that this could have a negative effect on the prices of these stocks in the future. Also, we believe investors may continue to rotate their portfolio holdings (throughout both the stable and cyclical stock sectors) in reaction to or in anticipation of a change in the U.S. economy and the outlook for corporate-profit growth. In our view, such shifts could create investment opportunities, as well as heightened market volatility.


We take comfort in the continued application of our investment process, in furtherance of our goal of making objective, educated investment decisions and seek optimal performance through investments that suit our risk parameters. We thank you for your investment in the Smith Barney Peachtree Growth Fund and look forward to serving your investment needs in the future.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman


/s/ Dennis A. Johnson
Dennis A. Johnson, CFA
President and Chief Investment Officer,
Peachtree Asset Management

January 14, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Portfolio. Please refer to pages 6 and 7 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings is as of December 31, 2001 and is subject to change.

--------
3 Diversification does not assure against market loss.

   2 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $11.20   $ 8.15    $0.00      $ 0.00       $0.00       (27.23)%
----------------------------------------------------------------------------------------
12/31/00                 19.10    11.20     0.00        4.39        0.02       (20.13)
----------------------------------------------------------------------------------------
12/31/99                 17.71    19.10     0.00        2.09        0.00        19.88
----------------------------------------------------------------------------------------
12/31/98                 13.41    17.71     0.00        0.13        0.00        33.13
----------------------------------------------------------------------------------------
12/31/97                 13.80    13.41     0.00        1.07        0.00         5.18
----------------------------------------------------------------------------------------
12/31/96                 14.31    13.80     0.11        2.26        0.00        13.96
----------------------------------------------------------------------------------------
Inception* -- 12/31/95   13.36    14.31     0.02        0.93        0.00        14.61++
----------------------------------------------------------------------------------------
Total                                      $0.13      $10.87       $0.02
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $10.61   $ 7.65    $0.00      $ 0.00       $0.00       (27.90)%
----------------------------------------------------------------------------------------
12/31/00                 18.50    10.61     0.00        4.39        0.02       (20.74)
----------------------------------------------------------------------------------------
12/31/99                 17.35    18.50     0.00        2.09        0.00        18.88
----------------------------------------------------------------------------------------
12/31/98                 13.24    17.35     0.00        0.13        0.00        32.11
----------------------------------------------------------------------------------------
12/31/97                 13.74    13.24     0.00        1.07        0.00         4.40
----------------------------------------------------------------------------------------
12/31/96                 14.27    13.74     0.02        2.26        0.00        13.12
----------------------------------------------------------------------------------------
Inception* -- 12/31/95   13.36    14.27     0.00        0.93        0.00        14.15++
----------------------------------------------------------------------------------------
Total                                      $0.02      $10.87       $0.02
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/01                $10.57   $ 7.60    $0.00      $ 0.00       $0.00       (28.10)%
----------------------------------------------------------------------------------------
12/31/00                 18.54    10.57     0.00        4.39        0.02       (21.19)
----------------------------------------------------------------------------------------
12/31/99                 17.41    18.54     0.00        2.09        0.00        18.67
----------------------------------------------------------------------------------------
12/31/98                 13.28    17.41     0.00        0.13        0.00        32.17
----------------------------------------------------------------------------------------
12/31/97                 13.78    13.28     0.00        1.07        0.00         4.38
----------------------------------------------------------------------------------------
12/31/96                 14.29    13.78     0.02        2.26        0.00        13.24
----------------------------------------------------------------------------------------
Inception* -- 12/31/95   14.05    14.29     0.00        0.93        0.00         8.69++
----------------------------------------------------------------------------------------
Total                                      $0.02      $10.87       $0.02
----------------------------------------------------------------------------------------



   3 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS Y SHARES


                               Net Asset Value
                              -----------------
                              Beginning   End    Income   Capital Gain    Return       Total
Year Ended                     of Year  of Year Dividends Distributions of Capital  Returns/(1)+/
-------------------------------------------------------------------------------------------------
12/31/01                       $11.40   $ 8.37    $0.00       $0.00       $0.00       (26.58)%
------------------------------------------------------------------------------------------------
12/31/00                        19.29    11.40     0.00        4.39        0.02       (19.88)
------------------------------------------------------------------------------------------------
12/31/99                        17.79    19.29     0.00        2.09        0.00        20.41
------------------------------------------------------------------------------------------------
12/31/98                        13.42    17.79     0.00        0.13        0.00        33.62
------------------------------------------------------------------------------------------------
Inception* -- 12/31/97          14.86    13.42     0.00        1.07        0.00        (2.25)++
------------------------------------------------------------------------------------------------
Total                                             $0.00       $7.68       $0.02
------------------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+

                                                             Without Sales Charges/(1)/
                                                      -----------------------------------------
                                                      Class A/(2)/ Class B/(2)/ Class L  Class Y
-----------------------------------------------------------------------------------------------
Year Ended 12/31/01                                     (27.23)%     (27.90)%   (28.10)% (26.58)%
-----------------------------------------------------------------------------------------------
Five Years Ended 12/31/01                                (0.49)       (1.29)     (1.49)     N/A
-----------------------------------------------------------------------------------------------
Inception* through 12/31/01                               5.17         4.42       2.09    (1.83)
-----------------------------------------------------------------------------------------------

                                                               With Sales Charges/(3)/
                                                      -----------------------------------------
                                                      Class A/(2)/ Class B/(2)/ Class L  Class Y
-----------------------------------------------------------------------------------------------
Year Ended 12/31/01                                     (30.87)%     (31.50)%   (29.55)% (26.58)%
-----------------------------------------------------------------------------------------------
Five Years Ended 12/31/01                                (1.51)       (1.41)     (1.69)     N/A
-----------------------------------------------------------------------------------------------
Inception* through 12/31/01                               4.47         4.42       1.94    (1.83)
-----------------------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+

                                                                    Without Sales Charges/(1)/
---------------------------------------------------------------------------------------------
Class A (May 3, 1994 through 12/31/01)/(2)/                                   47.16%
---------------------------------------------------------------------------------------------
Class B (May 3, 1994 through 12/31/01)/(2)/                                   39.33
---------------------------------------------------------------------------------------------
Class L (Inception* through 12/31/01)                                         14.17
---------------------------------------------------------------------------------------------
Class Y (Inception* through 12/31/01)                                         (7.48)
---------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Performance calculations for Class A and B shares include the historical return information related to the Common Sense II Aggressive Opportunity Fund of the Common Sense Trust, which was the predecessor fund, for the period from May 3, 1994 through June 30, 1995.
(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are July 3, 1995, July 3, 1995, August 8, 1995 and October 15, 1997, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


   4 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 SMITH BARNEY PEACHTREE GROWTH FUND AT A GLANCE (UNAUDITED)


Growth of $10,000 Invested in Class A and B Shares of the Smith Barney
Peachtree Growth Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                           May 1994 -- December 2001

                                    [CHART]

             Smith Barney         Smith Barney          S&P 500
           Peachtree Growth     Peachtree Growth         Index
             Fund Class A        Fund Class B
               -------              -------              -------
5/3/1994        9501                 10000                10000
12/94           9606                 10119                10346
12/95           12576                13144                14229
12/96           14331                14868                17494
12/97           15074                15522                23329
12/98           20068                20507                30001
12/99           24056                24380                36310
12/00           19215                19324                33006
12/31/2001      13982                13933                29085


+ Hypothetical illustration of $10,000 invested in Class A and B shares on May
  3, 1994 (inception of Common Sense II Aggressive Opportunity Fund of the Common Sense Trust ("Common Sense") which was the predecessor fund), assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2001. (Performance calculations include the historical return information related to Common Sense for the period from May 3, 1994 through June 30, 1995). The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          INDUSTRY DIVERSIFICATION++**



                                    [CHART]


Computer Software and Hardware    20.0%
Consumer Products                  3.1%
Drugs/Healthcare                   7.6%
Electronics/Semiconductor         10.9%
Financial Services                17.9%
Insurance                          3.8%
Internet                           7.0%
Retail                             5.5%
Telecommunications                 4.6%
Transportation                     8.8%
Other                             10.8%








                              TOP TEN HOLDINGS++**


 1. NVIDIA Corp.................. 4.8%
 2. Cephalon, Inc................ 3.0
 3. Omnicom Group Inc............ 2.8
 4. The BISYS Group, Inc......... 2.7
 5. Merrill Lynch & Co., Inc..... 2.5
 6. Anheuser-Busch Cos., Inc..... 2.5
 7. PACCAR Inc................... 2.5
 8. Lehman Brothers Holdings Inc. 2.4
 9. Norfolk Southern Corp........ 2.3
10. Intuit, Inc.................. 2.3

 ++ All information is as of December 31, 2001. Please note that holdings are subject to change.
 ** As a percentage of total common stock.


   5 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                          DECEMBER 31, 2001


 SHARES                   SECURITY                      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 99.8%
Advertising -- 2.7%
   85,000 Omnicom Group Inc.+                       $   7,594,750
-----------------------------------------------------------------
Aerospace/Defense -- 1.7%
  142,000 Raytheon Co.+                                 4,610,740
-----------------------------------------------------------------
Brewery -- 2.5%
  152,000 Anheuser-Busch Cos., Inc.                     6,871,920
-----------------------------------------------------------------
Computer Software and Hardware -- 20.0%
  219,610 Apple Computer, Inc.*                         4,809,459
  160,990 Autodesk, Inc.+                               6,000,097
  116,000 The BISYS Group, Inc.+*                       7,422,840
  146,130 BMC Software, Inc.*                           2,392,148
  300,620 Cisco Systems, Inc.*                          5,444,228
   84,210 EMC Corp.*                                    1,131,782
  148,610 Intuit, Inc.*                                 6,354,564
  198,140 NVIDIA Corp.+*                               13,255,566
  219,530 Oracle Corp.+*                                3,031,709
   99,900 Siebel Systems, Inc.*                         2,795,202
  197,810 Sun Microsystems Inc.+*                       2,440,975
-----------------------------------------------------------------
                                                       55,078,570
-----------------------------------------------------------------
Consumer Products -- 3.1%
  136,400 The Clorox Co.                                5,394,620
  189,000 The Dial Corp.                                3,241,350
-----------------------------------------------------------------
                                                        8,635,970
-----------------------------------------------------------------
Diversified Manufacturing -- 2.0%
   91,650 Tyco International Ltd.+                      5,398,185
-----------------------------------------------------------------
Drugs/Healthcare -- 7.6%
  110,700 Cephalon, Inc.+*                              8,367,260
  159,000 Pfizer Inc.                                   6,336,150
  193,000 Pharmaceutical Product Development, Inc.*     6,235,830
-----------------------------------------------------------------
                                                       20,939,240
-----------------------------------------------------------------
Electronics/Semiconductor -- 10.9%
  179,980 Advanced Micro Devices, Inc.+*                2,854,483
  130,000 Applied Materials, Inc.+*                     5,213,000
   99,900 Applied Micro Circuits Corp.+*                1,130,868
  121,280 Celestica Inc.+*                              4,898,499
   93,870 Linear Technology Corp.                       3,664,685
  123,010 Micron Technology, Inc.+*                     3,813,310
  149,760 Sanmina Corp.*                                2,980,224
  165,120 Tektronix, Inc.*                              4,256,794
   93,870 Vitesse Semiconductor Corp.+*                 1,169,620
-----------------------------------------------------------------
                                                       29,981,483
-----------------------------------------------------------------
Financial Services -- 17.8%
  141,000 American Express Co.+                         5,032,290
   99,000 Bank of America Corp.                         6,232,050
   55,000 Capital One Financial Corp.+                  2,967,250
   90,000 Freddie Mac                                   5,886,000
  100,000 Lehman Brothers Holdings Inc.                 6,680,000
  107,550 MBNA Corp.+                                   3,785,760

                      See Notes to Financial Statements.


   6 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)            DECEMBER 31, 2001


 SHARES                                         SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------
Financial Services -- 17.8% (continued)
  132,300 Merrill Lynch & Co., Inc.                                                            $   6,895,476
   96,000 Morgan Stanley Dean Witter & Co.                                                         5,370,240
  253,000 SouthTrust Corp.                                                                         6,241,510
------------------------------------------------------------------------------------------------------------
                                                                                                  49,090,576
------------------------------------------------------------------------------------------------------------
Insurance -- 3.8%
   61,000 American International Group, Inc.                                                       4,843,400
  179,000 MetLife, Inc.+                                                                           5,670,720
------------------------------------------------------------------------------------------------------------
                                                                                                  10,514,120
------------------------------------------------------------------------------------------------------------
Internet -- 7.0%
  176,600 AOL Time Warner, Inc.*                                                                   5,668,860
  587,556 Ariba, Inc.+*                                                                            3,619,345
  381,230 Earthlink, Inc.*                                                                         4,639,569
  205,400 Network Associates, Inc.+*                                                               5,309,590
------------------------------------------------------------------------------------------------------------
                                                                                                  19,237,364
------------------------------------------------------------------------------------------------------------
Oil and Gas -- 1.8%
  191,000 The Williams Cos., Inc.                                                                  4,874,320
------------------------------------------------------------------------------------------------------------
Retail -- 5.5%
  204,000 CBRL Group, Inc.                                                                         6,005,760
   60,000 Kohl's Corp.*                                                                            4,226,400
   99,600 Tricon Global Restaurants, Inc.*                                                         4,900,320
------------------------------------------------------------------------------------------------------------
                                                                                                  15,132,480
------------------------------------------------------------------------------------------------------------
Telecommunications -- 4.6%
  190,550 Harris Corp.                                                                             5,813,681
   79,260 JDS Uniphase Corp.*                                                                        691,940
  182,460 Polycom, Inc.+*                                                                          6,216,412
------------------------------------------------------------------------------------------------------------
                                                                                                  12,722,033
------------------------------------------------------------------------------------------------------------
Transportation -- 8.8%
  108,000 General Motors Corp.+                                                                    5,248,800
  104,700 Harley-Davidson, Inc.                                                                    5,686,257
  348,000 Norfolk Southern Corp.                                                                   6,378,840
  104,000 PACCAR Inc.+                                                                             6,824,480
------------------------------------------------------------------------------------------------------------
                                                                                                  24,138,377
------------------------------------------------------------------------------------------------------------
          TOTAL COMMON STOCK(Cost -- $341,441,620)                                               274,820,128
------------------------------------------------------------------------------------------------------------

  FACE
 AMOUNT                                         SECURITY                                           VALUE
------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 0.2%
$550,000 Morgan Stanley Dean Witter & Co., 1.500% due 1/2/02; Proceeds at maturity -- $550,046;
           (Fully collateralized by U.S. Treasury Notes and Bonds, 5.500% to 6.000%
           due 5/31/03 to 8/15/09; Market value -- $563,750) (Cost -- $550,000)                      550,000
------------------------------------------------------------------------------------------------------------
         TOTAL INVESTMENTS -- 100%
         (Cost -- $341,991,620**)                                                               $275,370,128
------------------------------------------------------------------------------------------------------------

 + All or a portion of this security is on loan (See Note 6).
 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                      See Notes to Financial Statements.


   7 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES              DECEMBER 31, 2001



ASSETS:
   Investments, at value (Cost -- $341,991,620)                       $ 275,370,128
   Cash                                                                         381
   Collateral for securities on loan (Note 6)                            90,429,844
   Receivable for Fund shares sold                                          157,723
   Dividends and interest receivable                                        130,286
-----------------------------------------------------------------------------------
   Total Assets                                                         366,088,362
-----------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 6)                               90,429,844
   Payable for Fund shares purchased                                        314,195
   Management fee payable                                                   235,065
   Accrued expenses                                                         269,792
-----------------------------------------------------------------------------------
   Total Liabilities                                                     91,248,896
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 274,839,466
-----------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                                        $      33,687
   Capital paid in excess of par value                                  464,238,310
   Accumulated net realized loss from security transactions            (122,811,039)
   Net unrealized depreciation of investments                           (66,621,492)
-----------------------------------------------------------------------------------
Total Net Assets                                                      $ 274,839,466
-----------------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                                8,483,921
-----------------------------------------------------------------------------------
   Class B                                                                7,321,575
-----------------------------------------------------------------------------------
   Class L                                                                   36,420
-----------------------------------------------------------------------------------
   Class Y                                                               17,845,101
-----------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                             $8.15
-----------------------------------------------------------------------------------
   Class B *                                                                  $7.65
-----------------------------------------------------------------------------------
   Class L **                                                                 $7.60
-----------------------------------------------------------------------------------
   Class Y (and redemption price)                                             $8.37
-----------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)          $8.58
-----------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)          $7.68
-----------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.


   8 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 STATEMENT OF OPERATIONS   FOR THE YEAR ENDED DECEMBER 31, 2001


  INVESTMENT INCOME:
     Dividends                                                 $   1,822,267
     Interest                                                        367,159
     Less: Foreign withholding tax                                    (8,933)
  ---------------------------------------------------------------------------
     Total Investment Income                                       2,180,493
  ---------------------------------------------------------------------------
  EXPENSES:
     Management fee (Note 2)                                       2,981,293
     Shareholder and system servicing fees                           913,568
     Distribution fees (Note 2)                                      840,818
     Shareholder communications                                      153,366
     Registration fees                                                74,528
     Audit and legal                                                  40,284
     Custody                                                          23,659
     Directors' fees                                                  20,086
     Other                                                             9,508
  ---------------------------------------------------------------------------
     Total Expenses                                                5,057,110
  ---------------------------------------------------------------------------
  Net Investment Loss                                             (2,876,617)
  ---------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Loss From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                       394,568,988
       Cost of securities sold                                   497,738,401
  ---------------------------------------------------------------------------
     Net Realized Loss                                          (103,169,413)
  ---------------------------------------------------------------------------
     Change in Net Unrealized Depreciation of Investments:
       Beginning of year                                         (70,327,091)
       End of year                                               (66,621,492)
  ---------------------------------------------------------------------------
     Decrease in Net Unrealized Depreciation                       3,705,599
  ---------------------------------------------------------------------------
  Net Loss on Investments                                        (99,463,814)
  ---------------------------------------------------------------------------
  Decrease in Net Assets From Operations                       $(102,340,431)
  ---------------------------------------------------------------------------

                      See Notes to Financial Statements.


   9 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS  FOR THE YEARS ENDED DECEMBER 31,



                                                        2001           2000
---------------------------------------------------------------------------------
OPERATIONS:
   Net investment loss                              $  (2,876,617) $  (2,507,841)
   Net realized gain (loss)                          (103,169,413)    82,092,668
   (Increase) decrease in net unrealized
     depreciation                                       3,705,599   (171,903,523)
--------------------------------------------------------------------------------
   Decrease in Net Assets From Operations            (102,340,431)   (92,318,696)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                          --   (110,167,067)
   Capital                                                     --       (460,214)
--------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to
     Shareholders                                              --   (110,627,281)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                    38,632,611    197,809,301
   Net asset value of shares issued for
     reinvestment of dividends                                 --     55,403,876
   Cost of shares reacquired                          (36,589,107)  (122,101,884)
--------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share
     Transactions                                       2,043,504    131,111,293
--------------------------------------------------------------------------------
Decrease in Net Assets                               (100,296,927)   (71,834,684)

NET ASSETS:
   Beginning of year                                  375,136,393    446,971,077
--------------------------------------------------------------------------------
   End of year                                      $ 274,839,466  $ 375,136,393
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.


  10 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS



1. Significant Accounting Policies

The Smith Barney Peachtree Growth Fund ("Portfolio"), a separate investment fund of the Smith Barney Investment Funds Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and nine other separate investment portfolios: Smith Barney Investment Grade Bond Fund, Smith Barney Government Securities Fund, Smith Barney Hansberger Global Value Fund, Smith Barney Small Cap Value Fund, Smith Barney Small Cap Growth Fund, Smith Barney Premier Selections All Cap Growth Fund, Smith Barney Premier Selections Global Growth Fund, Smith Barney Premier Selections Large Cap Fund and Smith Barney Group Spectrum Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price on such markets; securities traded in the over-the-counter market and listed securities for which no sales price were reported are valued at bid price, or in the absence of a recent bid price, at the bid equivalent obtained from one or more of the major market makers; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) gains or losses on the sale of securities are calculated using the specific identification method; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets; (k) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, accumulated net investment loss amounting to $2,876,617 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 1.00% of the average daily net assets up to $250 million and 0.85% of the average daily net assets in excess of $250 million. This fee is calculated daily and paid monthly.

Travelers Bank & Trust, fsb. ("TB&T"), formerly known as Citi Fiduciary Trust Company, another subsidiary of Citigroup, acts as the Portfolio's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. TB&T receives account fees and asset-based


  11 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by TB&T. For the year ended December 31, 2001, the Portfolio paid transfer agent fees of $10,270 to TB&T.

Salomon Smith Barney Inc. ("SSB") and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Portfolio's distributors. In addition, SSB acts as the primary broker for the Portfolio's agency transactions. Certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended December 31, 2001, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CSDC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2001, SSB received sales charges of approximately $881,000 for Class A shares. In addition, CDSCs paid to SSB were approximately $149,000 for Class B shares.

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 2001, total Distribution Plan fees incurred by the Portfolio were:

                                                            Class A  Class B  Class L
-------------------------------------------------------------------------------------
Distribution Plan Fees                                      $197,211 $639,961 $3,646
-------------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------------------------
Purchases                                                   $407,396,068
------------------------------------------------------------------------
Sales                                                        394,568,988
------------------------------------------------------------------------

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

-------------------------------------------------------------------------
Gross unrealized appreciation                               $ 15,788,249
Gross unrealized depreciation                                (82,409,741)
-------------------------------------------------------------------------
Net unrealized depreciation                                 $(66,621,492)
-------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option,


  12 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Portfolio did not hold any purchased call or put option contracts.

When a Portfolio writes a covered call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When a written index option is exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2001, the Portfolio did not enter into any written covered call or put option contracts.

6. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Portfolio loaned common stocks having a value of approximately $86,192,204 and holds the following collateral for loaned securities:

Security Description                                            Value
------------------------------------------------------------------------
Time Deposits:
 Bank Brussels Lambert:
   1.94% due 1/2/02                                          $12,607,563
   2.88% due 1/2/02                                            9,027,867
 Chase Manhattan Bank, 1.13% due 1/2/02                        1,318,407
 KBC Bank N.V., 2.50% due 1/2/02                              22,569,666
Floating Rate Certificate of Deposit:
 First Union National Bank, 5.70% due 2/6/02                     605,325
Floating Rate Notes:
 American Century, 3.60% due 8/16/02                           3,329,272
 American Express, 2.07% due 11/14/02                          1,157,953
 First Union National Bank, 4.07% due 5/21/02                  2,552,147
 Morgan Stanley Dean Witter & Co.:
   2.53% due 2/6/02                                            1,049,182
   2.52% due 2/11/02                                           6,817,279
Repurchase Agreement:
 Morgan Stanley Dean Witter & Co., 1.35% due 1/2/02           18,110,350
Tri-Party Repurchase Agreement:
 UBS Warburg LLC, 1.80% due 1/2/02                            11,284,833
-----------------------------------------------------------------------
Total                                                        $90,429,844
-----------------------------------------------------------------------

For the year ended December 31, 2001, interest income earned from securities lending was $71,669.


  13 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

7. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $86,904,000 of unused capital loss carryforwards available to offset future capital gains expiring December 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

8. Capital Shares

At December 31, 2001, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At December 31, 2001, total paid-in capital amounted to the following for each class:

                        Class A      Class B    Class L    Class Y
---------------------------------------------------------------------
Total Paid-in Capital $118,117,219 $103,661,092 $614,779 $241,878,907
---------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                  December 31, 2001         December 31, 2000
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    2,098,338  $ 20,307,487   5,513,172  $ 99,366,409
Shares issued on reinvestment         --            --   2,384,452    29,644,420
Shares reacquired             (2,460,934)  (23,524,688) (5,522,267)  (98,549,002)
---------------------------------------------------------------------------------
Net Increase (Decrease)         (362,596) $ (3,217,201)  2,375,357  $ 30,461,827
---------------------------------------------------------------------------------
Class B
Shares sold                    1,254,075  $ 10,688,233   1,418,857  $ 25,077,443
Shares issued on reinvestment         --            --   2,086,526    24,608,965
Shares reacquired             (1,509,843)  (12,832,887) (1,060,960)  (18,549,882)
---------------------------------------------------------------------------------
Net Increase (Decrease)         (255,768) $ (2,144,654)  2,444,423  $ 31,136,526
---------------------------------------------------------------------------------
Class L
Shares sold                        3,062  $     26,767       6,483  $    115,059
Shares issued on reinvestment         --            --      12,809       151,339
Shares reacquired                (12,863)     (108,855)     (7,778)     (136,650)
---------------------------------------------------------------------------------
Net Increase (Decrease)           (9,801) $    (82,088)     11,514  $    129,748
---------------------------------------------------------------------------------
Class Y
Shares sold                      736,859  $  7,610,124   5,613,336  $ 73,250,390
Shares issued on reinvestment         --            --      78,941       999,152
Shares reacquired                (10,080)     (122,677)   (383,511)   (4,866,350)
---------------------------------------------------------------------------------
Net Increase                     726,779  $  7,487,447   5,308,766  $ 69,383,192
---------------------------------------------------------------------------------



  14 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/    1997
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $11.20    $19.10     $17.71   $13.41    $13.80
----------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)              (0.11)    (0.10)     (0.12)   (0.07)     0.03
 Net realized and unrealized gain (loss)   (2.94)    (3.39)      3.60     4.50      0.65
----------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (3.05)    (3.49)      3.48     4.43      0.68
----------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --     (4.39)     (2.09)   (0.13)    (1.07)
 Capital                                      --     (0.02)        --       --        --
----------------------------------------------------------------------------------------
Total Distributions                           --     (4.41)     (2.09)   (0.13)    (1.07)
----------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 8.15    $11.20     $19.10   $17.71    $13.41
----------------------------------------------------------------------------------------
Total Return                              (27.23)%  (20.13)%    19.88%   33.13%     5.18%
----------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $69,119   $99,083   $123,593  $86,712   $67,349
----------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.98%     1.33%      1.44%    1.40%     1.67%
 Net investment income (loss)              (1.26)    (0.57)     (0.64)   (0.48)     0.22
----------------------------------------------------------------------------------------
Portfolio Turnover Rate                      132%      153%        94%      93%      227%
----------------------------------------------------------------------------------------

Class B Shares                           2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/    1997
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $10.61    $18.50    $17.35    $13.24    $13.74
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                       (0.18)    (0.23)    (0.26)    (0.19)    (0.07)
 Net realized and unrealized gain (loss)   (2.78)    (3.25)     3.50      4.43      0.64
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (2.96)    (3.48)     3.24      4.24      0.57
---------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                           --     (4.39)    (2.09)    (0.13)    (1.07)
 Capital                                      --     (0.02)       --        --        --
---------------------------------------------------------------------------------------
Total Distributions                           --     (4.41)    (2.09)    (0.13)    (1.07)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year              $ 7.65    $10.61    $18.50    $17.35    $13.24
---------------------------------------------------------------------------------------
Total Return                              (27.90)%  (20.74)%   18.88%    32.11%     4.40%
---------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $56,023   $80,364   $94,969   $59,062   $42,172
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   2.86%     2.11%     2.24%     2.21%     2.42%
 Net investment loss                       (2.14)    (1.36)    (1.44)    (1.29)    (0.53)
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                      132%      153%       94%       93%      227%
---------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

  15 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                           2001/(1)/   2000/(1)/   1999/(1)/  1998/(1)(2)/       1997
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $10.57      $18.54      $17.41        $13.28     $13.78
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment loss                         (0.21)      (0.31)      (0.32)        (0.18)     (0.05)
 Net realized and unrealized gain (loss)     (2.76)      (3.25)       3.54          4.44       0.62
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (2.97)      (3.56)       3.22          4.26       0.57
-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             --       (4.39)      (2.09)        (0.13)     (1.07)
 Capital                                        --       (0.02)         --            --         --
-------------------------------------------------------------------------------------------------------
Total Distributions                             --       (4.41)      (2.09)        (0.13)     (1.07)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 7.60      $10.57      $18.54        $17.41     $13.28
-------------------------------------------------------------------------------------------------------
Total Return                                (28.10)%    (21.19)%     18.67%        32.17%      4.38%
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $277        $488        $644          $222       $203
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     3.13%       2.56%       2.56%         2.16%      2.41%
 Net investment loss                         (2.41)      (1.81)      (1.77)        (1.23)     (0.53)
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        132%        153%         94%           93%       227%
-------------------------------------------------------------------------------------------------------

Class Y Shares                           2001/(1)/   2000/(1)/   1999/(1)/     1998/(1)/  1997/(3)/
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $11.40      $19.29      $17.79        $13.42     $14.86
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income (loss)                (0.03)      (0.04)      (0.04)        (0.02)      0.01
 Net realized and unrealized gain (loss)     (3.00)      (3.44)       3.63          4.52      (0.38)
-------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations          (3.03)      (3.48)       3.59          4.50      (0.37)
-------------------------------------------------------------------------------------------------------
Less Distributions From:
 Net realized gains                             --       (4.39)      (2.09)        (0.13)     (1.07)
 Capital                                        --       (0.02)         --            --         --
-------------------------------------------------------------------------------------------------------
Total Distributions                             --       (4.41)      (2.09)        (0.13)     (1.07)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 8.37      $11.40      $19.29        $17.79     $13.42
-------------------------------------------------------------------------------------------------------
Total Return                                (26.58)%    (19.88)%     20.41%        33.62%     (2.25)%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)            $149,420    $195,201    $227,765      $187,546   $115,343
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                     1.04%       0.97%       1.00%         1.07%      1.10%+
 Net investment income (loss)                (0.32)      (0.22)      (0.20)        (0.14)      0.62+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        132%        153%         94%           93%       227%
-------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) For the period from October 15, 1997 (inception date) to December 31, 1997. ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


  16 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Peachtree Growth Fund of Smith Barney Investment Funds, Inc. as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Peachtree Growth Fund of Smith Barney Investment Funds Inc. as of December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                    /s/ KPMG LLP

New York, New York
February 8, 2002

  17 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)




Information about Directors and Officers

The business and affairs of the Smith Barney Peachtree Growth Fund ("Fund") are managed under the direction of the Smith Barney Investment Funds Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company Directors and is available, without charge, upon request by calling the applicable transfer agent (Primerica Shareholder Services at 1-800-544-5445 or PFPC Global Fund Services at 1-800-451-2010).

                                                                                                  Number
                                                                                              of Investment
                                                                          Principal          Companies in the
                                                 Term of Office*        Occupation(s)          Fund Complex        Other
                                Position(s) Held  and Length of          During Past             Overseen      Directorships
Name, Address and Age              with Fund       Time Served           Five Years            by Director    Held by Director
-------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                        Director          Since      Partner in Law Firm Paul R.        5         N/A
Paul R. Ades, PLLC                                    1994       Ades, PLLC; Murov & Ades,
181 West Main Street                                             Esqs.
Suite C
Babylon, NY 11702
Age 61

Herbert Barg                        Director          Since      Retired                            16        N/A
1460 Drayton Lane                                     1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane                     Director          Since      Professor, Harvard                 23        Vendquest, Inc.;
Harvard Business School                               1981       Business School;                             Customer Dialogue
Soldiers Field                                                   Self-employed Consultant                     Systems, Inc.;
Morgan Hall #375                                                                                              Microform, Inc.
Boston, MA 02163
Age 64

Frank G. Hubbard                    Director          Since      President of Avatar                5         N/A
87 Whittredge Road                                    1993       International; Partner
Summit, NJ 07901                                                 S&S Industries
Age 64

Jerome H. Miller                    Director          Since      Retired                            5         N/A
27 Hemlock Road                                       1998
Manhasset, NY 11030
Age 63

Ken Miller                          Director          Since      President of Young Stuff           5         N/A
Young Stuff Apparel Group, Inc.                       1994       Apparel Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60


  18 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

                                                                                                Number
                                                                                            of Investment
                                                                        Principal          Companies in the
                                               Term of Office*        Occupation(s)          Fund Complex         Other
                             Position(s) Held   and Length of          During Past             Overseen       Directorships
Name, Address and Age           with Fund        Time Served           Five Years            by Director     Held by Director
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS:
Heath B. McLendon            President, Chief       Since      Managing Director of              74         SBFM; TIA; The
Salomon Smith Barney Inc.    Executive Officer      1992       Salomon Smith Barney                         Travelers
125 Broad Street, 9th Floor                                    Inc. ("SSB"); and President                  Investment
New York, NY 10004                                             and Director of Smith                        Management
Age 68                                                         Barney Fund Management                       Company;
                                                               LLC ("SBFM") and                             Trustee -
                                                               Travelers Investment                         Drew University;
                                                               Advisers, Inc ("TIA")                        Advisory Director -
                                                                                                            M&T Bank

*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

EXECUTIVE OFFICERS:
Lewis E. Daidone             Senior Vice            Since      Managing Director of SSB;         N/A        N/A
Salomon Smith Barney Inc.    President and          1993       Director and Senior Vice
125 Broad Street, 11th Floor Treasurer                         President of SBFM and TIA
New York, NY 10004
Age 44

Dennis A. Johnson            Portfolio Manager      Since      President and Chief               N/A        N/A
Peachtree Asset Management                          1998       Investment Officer of
303 Peachtree Street NE                                        Peachtree Asset
Atlanta, GA 30308                                              Management, Managing
Age 41                                                         Director of SSB and
                                                               Investment Officer of SBFM

Paul A. Brook                Controller             Since      Director of SSB; Managing         N/A        N/A
Salomon Smith Barney Inc.                           1998       Director - AMT Capital
125 Broad Street, 10th Floor                                   1997-1998; Prior to 1997,
New York, NY 10004                                             Partner - Ernst &
Age 48                                                         Young LLP

Christina T. Sydor           Secretary              Since      Managing Director of SSB;         N/A        N/A
Salomon Smith Barney Inc.                           1993       General Counsel and
300 First Stamford Place,                                      Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

  19 Smith Barney Peachtree Growth Fund | 2001 Annual Report to Shareholders

                                 SMITH BARNEY
                             PEACHTREE GROWTH FUND



DIRECTORS                   INVESTMENT MANAGER
Paul R. Ades                Smith Barney Fund
Herbert Barg                  Management LLC
Dwight B. Crane
Frank G. Hubbard            DISTRIBUTORS
Heath B. McLendon, Chairman Salomon Smith Barney Inc.
Jerome H. Miller            PFS Distributors, Inc.
Ken Miller
                            CUSTODIAN
John F. White, Emeritus     PFPC Trust Company

OFFICERS                    TRANSFER AGENT
Heath B. McLendon           Travelers Bank & Trust, fsb.
President and               125 Broad Street, 11th Floor
Chief Executive Officer     New York, New York 10004

Lewis E. Daidone            SUB-TRANSFER AGENT
Senior Vice President       PFPC Global Fund Services
and Treasurer               P.O. Box 9699
                            Providence, Rhode Island
Dennis A. Johnson, CFA      02940-9699
President and
Chief Investment Officer
Peachtree Asset Management

Paul A. Brook
Controller

Christina T. Sydor
Secretary

   Smith Barney Peachtree Growth Fund




 This report is submitted for the general information of the shareholders of Smith Barney Peachtree Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY PEACHTREE GROWTH FUND
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD01071 2/02